UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      March 31,  1998


                           DATASTREAM SYSTEMS, INC.

            (Exact name of Registrant as specified in Its Charter)


 DELAWARE                     0-25590                           57-0813674
(State of                       (Commission
                                (IRS Employer
Incorporation)                        File Number)
                                Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                          29605
(Address of principle executive offices)
                    (Zip Code)


(Telephone number of registrant)        (864) 422-5001


                               NOT APPLICABLE
 (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 5.  OTHER EVENTS

            On March 31, 1998, Datastream Systems, Inc., a Delaware corporation (the "Registrant") entered into a Share Purchase Agreement to acquire all the capital stock of Insta Instandhaltung Technischer Anlagen GmbH, a German corporation headquartered in Munich, Germany ("Insta"). Insta, founded in 1979, is a leading European provider of computerized maintenance management software which has developed a state-of-the-art enterprise system, written in Visual C++, offering cross platform capabilities that is available in 11 languages. In consideration of the acquisition and pursuant to the Share Purchase Agreement, the Registrant will deliver to the stockholders of Insta approximately seven million dollars ($7,000,000), comprised off 130,435 shares of the Registrant's
Common Stock, $.01 par value per share (the "Common Stock"), and approximately $4,375,000 in cash. The acquisition consideration to acquire the business of Insta was determined as a result of arm's length negotiations between unrelated parties. The Company used proceeds from its initial public offering in April 1995 and its secondary offering in October 1995 to fund the acquisition.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)             Financial Statements.

            Not applicable.

         (b)             ProForma Financial Information.

            Not applicable.

         (c)              Exhibits.

            The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No. Description of Exhibit

Share  Purchase  Agreement,  dated  as  of  March  31,  1998,  by  and  among
            Datastream Systems, Inc., Yvette 97 Vermogensverwaltungs GmbH, Insta and the stockholders of Insta listed on the signature pages thereto.

Escrow  Agreement,  dated as of  March  31,  1998,  by and  among  Datastream
            Systems, Inc., Yvette 97 Vermogensverwaltungs GmbH, the stockholders of Insta listed on the signature pages thereto and Dr. Dieter Mayer, as Escrow Agent.

ITEM 9.  SALE OF SECURITIES PURSUANT TO REGULATION S.

            As a portion of the consideration for the acquisition of all of the capital stock and equity interests of Insta, on March 31, 1998, the Company issued 130,435 shares of its Common Stock to the Insta stockholders. The shares of Common Stock were issued without registration pursuant to the exemption provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The Company claims this exemption from registration on the basis that the issuance was made (i) in an "offshore transaction" to persons each of whom are not a "U.S. person" as defined in Rule 902 of Regulation S, (ii) the Company and its affiliates and any agent acting on behalf of the Company or its affiliates did not engage in any "directed selling efforts" as defined in Rule 902 of Regulation S, (iii) "Offering Restrictions" as defined by Rule 902 of Regulation S were, to the extent applicable, implemented by the Company, and (iv) all of the shares of Common Stock issued to the Insta stockholders are subject to the restriction that they may not be traded after the date of issuance until the expiration of the Regulation S holding period and bear a legend to such effect. The Company also claims an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, because the shares of Common Stock were issued to a small number of persons in a transaction that did not involve any public offering.

                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATASTREAM SYSTEMS, INC.


Date:  April 14, 1998                           By:  /s/ Daniel H. Christie
                                                     Daniel H. Christie
                                                     Chief Financial Officer

                                EXHIBIT INDEX


Exhibit No. Description of Exhibit

Share  Purchase  Agreement,  dated  as  of  March  31,  1998,  by  and  among
            Datastream Systems, Inc., Yvette 97 Vermogensverwaltungs GmbH, Insta and the stockholders of Insta listed on the signature pages thereto.

Escrow  Agreement,  dated as of  March  31,  1998,  by and  among  Datastream
            Systems, Inc., Yvette 97 Vermogensverwaltungs GmbH, the stockholders of Insta listed on the signature pages thereto and Dr. Dieter Mayer, as Escrow Agent.

                           SHARE PURCHASE AGREEMENT



                                 by and among



                           DATASTREAM SYSTEMS, INC.
                               ("Datastream"),



                     YVETTE 97 VERMOGENSVERWALTUNGS GMBH
                                ("DSTM-GMBH"),



           INSTA INSTANDHALTUNG TECHNISCHER ANLAGEN GMBH ("INSTA"),



                                     and



                   THE STOCKHOLDERS OF INSTA INSTANDHALTUNG
                           TECHNISCHER ANLAGEN GMBH
                     LISTED ON THE SIGNATURE PAGES HERETO
                          (the "INSTA Stockholders")








                          DATED AS OF MARCH 31, 1998

                             SHARE PURCHASE AGREEMENT
                                   BY AND AMONG
                             DATASTREAM SYSTEMS, INC.,
                     YVETTE 97 VERMOGENSVERWALTUNGS GMBH,
                   INSTA INSTANDHALTUNG TECHNISCHER ANLAGEN GMBH
                                        AND
                     THE STOCKHOLDERS OF INSTA INSTANDHALTUNG
                             TECHNISCHER ANLAGEN GMBH
                       LISTED ON THE SIGNATURE PAGES HERETO


                                 TABLE OF CONTENTS


                                                                          Page

      ARTICLE I      DEFINITIONS.............................................1

      ARTICLE II    SHARE PURCHASE...........................................7
         2.1   Performance of Agreement......................................7
         2.2   Sale and Purchase of INSTA Capital Stock......................7

      ARTICLE III   THE CLOSING..............................................8
         3.1   Location, Time, Etc...........................................8

      ARTICLE IV    REPRESENTATIONS AND WARRANTIES OF THE INSTA
                    STOCKHOLDERS.............................................8
         4.1   Authorization, Etc............................................8
         4.2   No Consent Required...........................................8
         4.3   Litigation Relating to the Agreement..........................8
         4.4   Other Claims..................................................8
         4.5   U.S.  Status..................................................8
         4.6   Capitalization................................................9
         4.7   Corporate Organization........................................9
         4.8   Authority.....................................................9
         4.9   Noncontravention..............................................9
         4.10  Litigation...................................................10
         4.11  Bankruptcy or Liquidation Proceedings........................10
         4.12  Certain Contracts............................................10
         4.13  Financial Statements.........................................12
         4.14  No Other Changes.............................................12
         4.15  Property.....................................................12
         4.16  Permits......................................................13
         4.17  No Illegal Acts..............................................13
         4.18  Prior Issuances..............................................13
         4.19  Taxes........................................................13
         4.20  Intellectual Property........................................14
         4.21  Product Warranty and Liability...............................15
         4.22  Pension Matters..............................................15
         4.23  Accounting Practices.........................................16
         4.24  Labor and Employment Matters.................................16
         4.25  Environmental Matters........................................17
         4.26  Fees and Expenses............................................17
         4.27  No Material Assets...........................................17

      ARTICLE V     REPRESENTATIONS AND WARRANTIES OF DATASTREAM AND SQL....18
         5.1   Organization; Good Standing; Qualification and Power.........18
         5.2   Authority....................................................18
         5.3   Noncontravention.............................................18
         5.4   SEC Documents................................................19
         5.5   Capitalization...............................................19
         5.6   No Calamities................................................19
         5.7   No Changes...................................................19
         5.8   Stock Issuance...............................................20
         5.9   Financial Statements.........................................20
         5.10  Internal Controls............................................20

      ARTICLE VI    ADDITIONAL COVENANTS AND AGREEMENTS.....................20
         6.1   Nasdaq/NMS Listing...........................................20
         6.2   Expenses.....................................................21
         6.3   Agreement to Cooperate.......................................21
         6.4   Public Statements............................................21
         6.5   Release......................................................21
         6.6   Amounts Payable By INSTA Stockholders........................21
         6.7   Resale Restrictions..........................................21
         6.8   Removal of Regulation S Legend...............................21
         6.9   Real Estate..................................................22
         6.10  Employees of INSTA...........................................22
         6.11  KPMG Audit...................................................22
         6.12  Guarantee of Performance.....................................22
         6.13  Registration Rights..........................................22

      ARTICLE VII   SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND
                    INDEMNIFICATION.........................................23
         7.1   Survival of Representations and Warranties...................23
         7.2   Obligation of INSTA Stockholders to Indemnify................24
         7.3   Obligations of Datastream to Indemnify.......................24
         7.4   Conditions of Indemnification with Respect to Third
               Party Claims.................................................24
         7.5   Limitations on Liability.....................................25
         7.6   Reduction for Certain Benefits...............................26
         7.7   No Release for Fraud, Ownership Representations..............26
         7.8   Subrogation Rights...........................................26
         7.9   Establishment of Escrow; Indemnification Not Limited.........26
         7.10  Interest.....................................................27

      ARTICLE VIII  STOCKHOLDERS' REPRESENTATIVE............................27
         8.1   Appointment; Acceptance......................................27
         8.2   Authority....................................................27
         8.3   Actions......................................................28
         8.4   Successors...................................................28
         8.5   Effectiveness................................................28
         8.6   Indemnification..............................................28

      ARTICLE IX    GENERAL PROVISIONS......................................29
         9.1   Amendment....................................................29
         9.2   Extension; Waiver............................................29
         9.3   Entire Agreement.............................................29
         9.4   Severability.................................................29
         9.5   Notices......................................................29
         9.6   Headings.....................................................31
         9.7   Counterparts.................................................31
         9.8   Benefits; Assignment.........................................31
         9.9   Governing Law; Arbitration...................................31
         9.10  Language of Agreement........................................32
         9.11  Contractual Currency.........................................32
         9.12  Agent for Service............................................32
         9.13  Construction.................................................33

                             SHARE PURCHASE AGREEMENT
                                   BY AND AMONG
                             DATASTREAM SYSTEMS, INC.,
                     YVETTE 97 VERMOGENSVERWALTUNGS GMBH,
                   INSTA INSTANDHALTUNG TECHNISCHER ANLAGEN GMBH
                                        AND
                     THE STOCKHOLDERS OF INSTA INSTANDHALTUNG
                             TECHNISCHER ANLAGEN GMBH
                       LISTED ON THE SIGNATURE PAGES HERETO


      THIS SHARE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of this 31st day of March, 1998, by and among Datastream Systems, Inc., a Delaware corporation ("Datastream"), its wholly-owned subsidiary, Yvette 97 Vermogensverwaltungs GMBH (its name to be changed as soon as practicable after the Closing to "Datastream Systems GmbH"), a corporation organized and existing under the laws of The Federal Republic of Germany ("DSTM-GMBH"), INSTA Instandhaltung Technischer Anlagen GmbH, a corporation organized and existing under the laws of The Federal Republic of Germany ("INSTA"), and the stockholders of INSTA listed on the signature pages hereto (hereinafter referred to individually as an "INSTA Stockholder" and collectively as the "INSTA Stockholders").

      The parties hereto have agreed that DSTM-GMBH will acquire INSTA by purchasing all of the capital stock of INSTA from the INSTA Stockholders upon the terms and conditions set forth herein (the "Transaction"). The Board of Directors of Datastream and the respective Supervisory Boards of DSTM-GMBH and INSTA have approved the Transaction and this Agreement. The parties hereto desire to make this Agreement for the purpose of setting forth certain representations, warranties, covenants, conditions and indemnities in connection with the Transaction.

      THEREFORE, in consideration of the mutual representations, warranties, covenants, conditions and indemnities contained herein, the parties hereto agree as follows:

                            ARTICLE I DEFINITIONS
                                 DEFINITIONS

      The following capitalized terms used in this Agreement shall have the meanings set forth below:

      1.1 "Affiliate" means, with respect to a specific Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

      1.2 "Articles of Association" of a corporation incorporated in The Federal Republic of Germany means the Articles of Association of such corporation, as amended through the date hereof.

      1.3 "Business Day" means any day, other than a Saturday, Sunday or legal holiday on which banks are permitted to close in either Greenville, South Carolina or Munich, Germany.

      1.4 "Cash Consideration" means DM 7,901,076.53, the aggregate amount of cash to be delivered by DSTM-GMBH at the Effective Time.

      1.5 "Claim" or "Claims" shall mean any demand, claim, action or cause of action, assessment, loss, damage, liability, cost or expense described in
Article VII hereof.

      1.6 "Closing" means the closing of the transactions contemplated by this Agreement.

      1.7 "Closing Date" means the date on which the Effective Time shall occur.

      1.8 "Convertible Securities" means any option, warrant, convertible note or debenture, right to purchase or other instrument or agreement representing a right to purchase any capital stock or other equity interest in INSTA.

      1.9   "Datastream"   means   Datastream   Systems,   Inc.,   a  Delaware
corporation.

      1.10 "Datastream Common Stock" means the shares of common stock, $.01 par value per share, of Datastream.

      1.11  "DGCL" means the Delaware General Corporation Law.

      1.12 "DSTM-GMBH" means Yvette 97 Vermogensverwaltungs GMBH, a wholly-owned subsidiary of Datastream organized and existing under the laws of The Federal Republic of Germany. As soon as practicable after Closing, the corporate name of DSTM-GMBH will be changed to "Datastream Systems GmbH."

      1.13 "Effective Time" means the date and time at which the Notarial Deed is executed.

      1.14 "Employment Agreements" mean the amended and restated employment agreements to be executed by each of the INSTA Stockholders at Closing, which agreements shall supersede all employment agreements between INSTA and any of the INSTA Stockholders in effect on or before the Closing Date.

      1.15 "Environmental Laws" means all Laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land, surface or subsurface strata) or concerning or relating to emissions, discharges, releases or threatened releases of any Hazardous Materials, or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials.

      1.16 "Environmental Permits" means all permits, licenses, approvals, consents, and authorizations relating to environmental matters or issued under Environmental Laws.

      1.17 "Escrow Agent" means the escrow agent to be named under the Escrow Agreement.

      1.18  "Escrow  Agreement"  means the  Escrow  Agreement  referred  to in
Section 7.9 hereof.

      1.19 "Escrow Shares" means 34,783 shares of Datastream Common Stock (otherwise comprising a portion of the Stock Consideration) to be deposited in escrow pursuant to the Escrow Agreement in the respective amounts for each INSTA Stockholder set forth on Schedule 2.2.

      1.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      1.21 "Financial Statements" means the balance sheet, statement of operations and statement of stockholders' equity presented by INSTA, together with related schedules and notes, as of and for the twelve-month periods ended December 31, 1997, 1996 and 1995. The Financial Statements are attached as Exhibit 1.21 hereto. The Financial Statements for the year ended December 31, 1997 represent INSTA's preliminary results for such year. Notwithstanding the preliminary nature of such results, Datastream and DSTM-GMBH shall be entitled to rely thereon for purposes of this Agreement.

      1.22 "Governmental Authority" means any court, administrative agency, commission or other governmental authority or instrumentality, local, state or federal, of any domestic or foreign government.

      1.23 "Hazardous Materials" means any hazardous, toxic or polluting substances, materials, pollutants, contaminants, petroleum or petroleum products, gas or gas products or asbestos-containing materials (as any of such terms may be defined under any applicable laws or regulations of any Governmental Authority).

      1.24 "IBA Agreement" means the agreement of IBA Instandhaltungsberatung fur Anlagentechnik GMBH ("IBA"), Datastream, DSTM-GMBH, INSTA and Herr Michael Hartmann, the sole stockholder of IBA, to be entered into at Closing, which agreement, among other things, obligates IBA to terminate its business and Herr Hartmann to dissolve the company.

      1.25 "Indemnified Party" shall have the meaning ascribed to such term in Section 7.4 hereof.

      1.26 "Indemnifying Party" shall have the meaning ascribed to such term in Section 7.4 hereof.

      1.27 "INSTA" means INSTA Instandhaltung Technischer Anlagen GmbH, a corporation organized and existing under the laws of The Federal Republic of Germany. Unless the context otherwise indicates, the term "INSTA" as used herein includes INSTA and any predecessors of INSTA.

      1.28 "INSTA Capital Stock" means the shares of common stock of INSTA, which together represent all of the issued and outstanding shares of capital stock of INSTA.

      1.29 "INSTA Expenses" means all fees and expenses paid or incurred by INSTA or the INSTA Stockholders in connection with the preparation for and consummation of the transactions contemplated by this Agreement and the other Transaction Documents, including, without limitation, all attorneys', investment banking and other professional fees and expenses and brokers' or finders' fees and expenses (including those of Wessing & Berenberg-Gossler) for persons engaged by INSTA or the INSTA Stockholders (or claiming to be so engaged), filing fees, travel expenses (if any) and other costs related to the Transaction.

      1.30  "INSTA  Stockholders'   Representative"  shall  have  the  meaning
ascribed to such term in Section 8.1 hereof.

      1.31 "Intellectual Property" means all intellectual property and the rights thereto, whether owned or used by INSTA or one of its Affiliates or licensed from another party by INSTA or one of its Affiliates, whether existing under the laws of The Federal Republic of Germany, the United States of America or any other jurisdiction, including, without limitation:

            (a)   patents,   patent   applications,   patent  rights,   patent
disclosures and improvements thereto;

            (b)   trademarks,  trade names, trade designs,  trade dress logos,
service  marks,   corporate  names  and  registrations  and  applications  for registrations thereof;

            (c)   copyrights,   and   registrations   and   applications   for
registration thereof;

            (d) computer software (including without limitation the source code for any such software), data and documentation; and

             (e) all documentation and tangible embodiments thereof (in whatever form or medium) constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

      1.32 "Law" or "Laws" means any federal, state, local, municipal, foreign, international, multi-national or other judicial or administrative order, judgment, injunction, decree, constitution, law, ordinance, common law, rule, regulation, statute or treaty.

      1.33 "Liability" means any and all direct or indirect demands, claims, payments, obligations, recoveries, deficiencies, fines, penalties, interest, assessments, actions, causes of action, suits, losses, liabilities, costs, expenses (including without limitation, interest, penalties and reasonable attorneys' fees and expenses, including attorneys' fees and expenses necessary to enforce rights to indemnification hereunder, and consultant's or arbitrator's fees and other costs of defense or investigation), and interest on any amount payable as a result of the foregoing, whether accrued, absolute, actual, contingent, known or unknown.

      1.34 "Lien" means any mortgage, charge, pledge, lien, claim, option, right to acquire, right of conversion or other form of security or encumbrance of any kind or nature whatsoever, on, over or affecting the subject assets, property or securities.

      1.35 "Material" or "material" means any event, change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of an entity that a reasonable investor would deem to be important in deciding whether or not to make or change an investment in such entity. No particular amount of dollars or deutsche marks shall be dispositive of materiality.

      1.36 "Material Adverse Effect" means a Material adverse effect on the condition (financial or other), business, properties, net worth, results of operations or prospects of a company and its Subsidiaries taken as a whole.

      1.37 "Nasdaq/NMS" means the automated quotation system of the Nasdaq Stock Market, Inc. known as the National Market System, on which the Datastream Common Stock is listed.

      1.38 "Notarial Deed" means the Notarial Deed of Transfer substantially in the form of Exhibit A hereto, by which the shares of INSTA Capital Stock will be transferred, free and clear of any Liens, from the INSTA Stockholders to DSTM-GMBH.

      1.39  "Person"   means   a   natural   person,   company,   corporation,
partnership, government, or political subdivision, agency or instrumentality of any domestic or foreign government.

      1.40  "Products"  shall  have the  meaning  set  forth in  Section  4.20 hereof.

      1.41 "Regulation S" means Regulation S and the rules thereunder promulgated under the Securities Act of 1933, as amended.

      1.42 "Regulation S Legend" means the legend to be placed on the shares of Datastream Common Stock constituting the Stock Consideration that reads as follows:

            "The shares of Datastream Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and have been issued outside the United States in reliance upon Regulation S promulgated under the Securities Act. Such shares may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S promulgated under the Securities Act), other than distributors, unless the shares are registered under the Securities Act or such offer or sale is made in compliance with Regulation S or another exemption from the registration requirements of the Securities Act is available.

      1.43  "SEC" means the Securities and Exchange Commission.

      1.44 "SEC Documents" means Datastream's Annual Report on Form 10-K and Annual Report to Stockholders for the fiscal year ended December 31, 1997 (draft dated March 30, 1998), Datastream's Proxy Statement for the 1997 Annual Meeting of Stockholders, and all other reports filed or required to be filed by Datastream with the SEC subsequent to January 1, 1998 but prior to the Effective Time.

      1.45  "Securities Act" means the Securities Act of 1933, as amended.

      1.46 "Stock Consideration" means 130,435 shares of Datastream Common Stock (an amount which includes 34,783 Escrow Shares), the aggregate number of shares of Datastream Common Stock to be delivered by DSTM-GMBH at the Effective Time as set forth in Section 2.2 hereof. Subject to Section 6.8 hereof, the certificates evidencing the shares of Datastream Common Stock constituting the Stock Consideration shall bear the Regulation S Legend and the certificates evidencing the Escrow Fund may also bear a legend referencing this Agreement and the Escrow Agreement.

      1.47 "Subsidiary," with respect to any entity, means another entity the majority of the outstanding equity interests of which are owned, directly or indirectly through one or more other Subsidiaries by the first entity, together with any predecessor corporation of such majority-owned entity, if any.

      1.48  "Tax" or "Taxes" means with respect to any entity:

            (a)   all corporate  income taxes  (including  any tax on or based upon net income, gross income, income as specially defined, earnings, profits, or selected items of income, earnings, or profits), any tax (Steuern und steurliche Nebenleistungen) within the meaning of Section 3 of the German Tax Procedure Act (Abgabenordnung), and all sales, use, transfer, franchise, license, withholding (Haftungssteuern), social security contributions
(Sozialversicherungsbeitrage),        or       cooperative       contributions
(Genossenschaftsbeitrage), wage and payroll, employment, severance, occupation, pension premium, V.A.T., property or alternative or add-on minimum taxes, customs duties, or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts imposed by any taxing authority (domestic or foreign) on such entity, whether disputed or not, as well as any
public      investment      grants       (Investitionszulagen),       premiums
(Investitionszuschusse) and subsidies (Subventionen); and

            (b) any liability for the payment of any amount of the type described in the immediately preceding paragraph (a) as a result of being a "transferee" of another entity or a member of an affiliated or combined group.

      1.49 "Transaction Consideration" means the Cash Consideration and the Stock Consideration payable by Datastream pursuant to Section 2.2 hereof. The payment of the Transaction Consideration shall be made to the INSTA Stockholders in the respective amounts set forth on Schedule 2.2.

      1.50 "Transaction Documents" means this Agreement, the Employment Agreements, the Escrow Agreement, the IBA Agreement and the Notarial Deed.

                          ARTICLE II SHARE PURCHASE

                                SHARE PURCHASE

      2.1 Performance of Agreement. Prior to the date hereof, the parties hereto shall take all actions necessary in accordance with applicable law and their respective Certificate of Incorporation and Bylaws or Articles of Association to approve this Agreement and the transactions contemplated hereby and to cause the Transaction to be consummated, including, without limitation, convening meetings of the stockholders of the respective parties (or obtaining the written consent of the stockholders in lieu of a meeting if permitted under applicable law) to consider and vote upon the approval of the Transaction if such stockholder approval is required.

      2.2 Sale and Purchase of INSTA Capital Stock. Each of the INSTA Stockholders hereby sells all of the right, title and interest in and to the INSTA Capital Stock owned by each of them, as set forth on Schedule 2.2 hereof, to DSTM-GMBH, and DSTM-GMBH hereby purchases all of such right, title and interest in such shares of INSTA Capital Stock, as set forth on Schedule
2.2 hereof, subject to the terms and conditions hereof. Each outstanding share of INSTA Capital Stock sold and purchased shall be transferred to DSTM-GMBH, free and clear of any Liens, and the Transaction shall be deemed effective at the Effective Time by execution of a Notarial Deed substantially in the form of Exhibit A attached hereto, in consideration for DSTM-GMBH's payment and delivery of the Transaction Consideration in respect of all such shares. At Closing, in exchange for the INSTA Common Stock transferred to DSTM-GMBH by each INSTA Stockholder, DSTM-GMBH shall, with respect to each of the INSTA Stockholders, in the respective proportions set forth on Schedule 2.2, (i) deliver certificates representing the number of shares of Datastream Common Stock equal to the aggregate Stock Consideration (less the Escrow Shares) due to the INSTA Stockholders, (ii) deliver three guaranteed bank checks, in the respective amounts of the Cash Consideration due to each INSTA Stockholder as set forth on Schedule 2.2 hereof, drawn on the escrow account of Oppenhoff & Radler and guaranteed by a German bank, and (iii) deliver the Escrow Shares to the Escrow Agent. The transfer of the shares of Datastream Common Stock representing the Stock Consideration shall occur upon delivery of certificates representing such shares at Closing.

      The nominal value of the shares of INSTA Capital Stock is as follows:

       Ralf Bergerhoff     one share of nominal DM 7.500

       Thomas Nass         one share of nominal DM 10.000

       Michael Hartmann    one share of nominal DM 1.500
                           one share of nominal DM 1.000
                           one share of nominal DM 5.000
                           one share of nominal DM 25.000

                           ARTICLE III THE CLOSING

                                 THE CLOSING

      3.1 Location, Time, Etc. The Closing shall be held at the offices of Oppenhoff & Radler, Prinzregentenplatz 10, 81675 Munich, Germany, on the Closing Date commencing at 3:00 p.m. local time, or at such other time and place as the parties hereto may agree in writing. All of the actions and transactions necessary to effect the Closing shall be deemed to have occurred, and all agreements, documents and other instruments shall be deemed to have been executed and delivered, simultaneously at the Closing. No action, transaction or execution and delivery of any agreement, document or other instrument or payment or issuance of shares shall be considered to have been made or effected until all the actions shall have been taken at the Closing, and the Closing shall have been completed.

     ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE INSTA STOCKHOLDERS

                      REPRESENTATIONS AND WARRANTIES OF
                            THE INSTA STOCKHOLDERS

      Each of the INSTA Stockholders hereby represents and warrants to Datastream and DSTM-GMBH as follows (such representations and warranties to be true and correct as of the Closing Date or as of any other specific date set forth below as of which a particular statement is made):

      4.1   Authorization,   Etc.  Such  INSTA   Stockholder  has  the  power,
authority and capacity to enter into this Agreement and each other Transaction Document to which it is a party and to carry out the transactions contemplated hereby and thereby, and, assuming due execution and delivery of this Agreement and such other agreements by the other parties hereto and thereto, this Agreement and each other Transaction Document constitutes a valid and binding agreement of such INSTA Stockholder, enforceable against such INSTA Stockholder in accordance with its terms. Such INSTA Stockholder has irrevocably waived any pre-emptive rights or other rights of first refusal applicable to the Transaction under German law or INSTA's Articles of Association.

      4.2   No   Consent   Required.   No   consent,    approval,   order   or
authorization of, or registration, declaration or filing with, any Governmental Authority on the part of such INSTA Stockholder is required in connection with its execution or delivery of or performance under this Agreement or any other Transaction Document or the consummation of the Transaction.

      4.3 Litigation Relating to the Agreement. Neither INSTA nor any such INSTA Stockholder is a party to, or subject to any judgment, decree or order entered in any lawsuit or proceeding brought by any Governmental Agency or other party seeking to prevent the execution of this Agreement or any other Transaction Document or the consummation of the Transaction.

      4.4 Other Claims. Such INSTA Stockholder does not have and shall not have any claim or cause of action whatsoever (including, without limitation, any claim under any employment, management, consulting or service agreement (other than claims for accrued but not yet paid salary and reimbursable expenses for the period from January 1, 1998 to the Closing Date) against INSTA arising out of or in any way connected with any event, occurrence or state of facts in existence prior to the Effective Time.

      4.5 U.S. Status. Such INSTA Stockholder is not a "U.S. person" as such term is defined in Section 902 of Regulation S. Such INSTA Stockholder acknowledges that he, she or it has received and reviewed copies of Datastream's SEC Documents. Within the 10 years preceding the Closing Date, none of the capital stock of INSTA outstanding during such period has been owned by a non-German person.

      4.6   Capitalization.

            (a) All of the authorized, issued and outstanding shares of INSTA Capital Stock are set forth on Schedule 4.6. There are no other such shares nor are there any Convertible Securities issued or outstanding. Each INSTA Stockholder owns beneficially and of record all of the issued and outstanding shares of INSTA Capital Stock (including all rights attached thereto or associated therewith) as set forth opposite such INSTA Stockholder's name on Schedule 4.6 and has legal and valid title to such shares of INSTA Capital Stock, free and clear of all Liens. At the Effective Time, (i) no dividends or rights to receive dividends shall have accrued to the holders of INSTA Capital Stock that have not been terminated, and (ii) the shares of INSTA Capital Stock transferred by Notarial Deed pursuant to
Article II hereof will represent all of the issued and outstanding equity capital of INSTA at such time. Except for the payment of management bonuses for the year ended December 31, 1997 based on INSTA's preliminary results for such year, since December 31, 1997, INSTA has not paid nor made provisions or arrangements to pay, nor have the INSTA Stockholders approved or agreed to distribute, any dividends or other distributions of the profits or share capital of INSTA, or otherwise made any change or adjustment to the stockholders' equity of INSTA.

            (b) INSTA has no Subsidiaries and owns no other capital stock or equity interests, or securities exercisable or exchangeable for or convertible into capital stock or any other equity interest in any other corporation, partnership, joint venture, association, trust or other business organization.

      4.7 Corporate Organization. INSTA has been duly incorporated and is validly existing and duly registered under the laws of The Federal Republic of Germany, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and is operating in accordance with its Articles of Association. INSTA is duly registered and qualified to do business as a corporation under the foreign corporation law of each jurisdiction where such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on INSTA; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such registration or qualification.

      4.8 Authority. INSTA has all requisite corporate power and authority to enter into this Agreement and each other Transaction Document and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each other Transaction Document by INSTA and the consummation by INSTA of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of INSTA. This Agreement and each other Transaction Document has been duly executed and delivered by INSTA and, assuming due execution and delivery of this Agreement and such other agreements by the other parties hereto and thereto, this Agreement and each other Transaction Document constitutes a valid and binding agreement of INSTA enforceable in accordance with its terms.

      4.9 Noncontravention. The execution, delivery and performance by INSTA and each INSTA Stockholder of this Agreement and each other Transaction Document to which INSTA or any such INSTA Stockholder is a party, the consummation of the transactions contemplated hereby and thereby, and the compliance by INSTA and each such INSTA Stockholder with the provisions hereof and thereof will not:

            (a) except as set forth in Schedule 4.9(a), conflict with, result in a violation of, result in a breach of, or cause a material default under (with or without notice or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or require the consent or approval of any party to, or result in the creation of any material Lien upon any of the properties or assets of INSTA under any term, condition or provision of any loan or credit agreement, note, bond, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to INSTA, any INSTA Stockholder or any of their respective properties or assets;

            (b) violate any provision of the Articles of Association of INSTA; or

            (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority to be obtained by INSTA in connection with the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby and thereby.

      4.10 Litigation. Except as set forth on Schedule 4.10 hereto, there are no legal, governmental or arbitration proceedings pending or, to the knowledge of the INSTA Stockholders, threatened against INSTA or to which INSTA or any property owned or leased by INSTA is subject, that would reasonably be expected to have a Material Adverse Effect on INSTA.

      4.11 Bankruptcy or Liquidation Proceedings. There are no bankruptcy or liquidation proceedings pending against INSTA or, to the knowledge of the INSTA Stockholders, threatened against INSTA. INSTA has not incurred any Liability as a managing director of any Company subjected to bankruptcy proceedings or engaged in a suspension of payments.

      4.12  Certain Contracts

            (a) Except as set forth on Schedule 4.12(a) hereto, INSTA is not a party to any written or oral, formal or informal agreement or understanding (without regard to specifying in such schedule which of the following categories such agreement falls into):

                  (i) Joint venture contract, royalty arrangement or other agreement which has involved or is reasonably expected to involve a sharing of profits with any third party;

                  (ii) Indenture, mortgage, promissory note, loan agreement or other agreement, arrangement or commitment for the borrowing or lending of money;

                  (iii) Agreement or  commitment  made by INSTA to guaranty or provide suretyship or to otherwise be contingently liable or responsible for the obligations of persons other than INSTA (exclusive of INSTA's obligations under warranties given with respect to its Products);

                  (iv) Lease or other agreement under which INSTA is lessor of, lessee of, or holds or operates any items of tangible personal property or real property owned by any third party;

                  (v) Agreement, license, franchise, permit, indenture or authorization, which either calls for performance over a period of more than one (1) year and payment to or from INSTA in an amount in excess of Fifty Thousand Dollars ($50,000.00) per annum; or

                  (vi) Agreement that restricts INSTA from engaging in any aspect of its business or competing in any line of business in any geographic area.

            (b) Except as set forth in Schedule 4.12(b), there are no distribution contracts (including, without limitation, all OEM and end-user contracts) to which INSTA or any of its Subsidiaries is a party which grant any exclusive right of any kind to any party.

            (c) Attached hereto as Schedule 4.12(c) is a true, correct and complete list of all software development agreements to which INSTA is a party or beneficiary. Except for the agreements set forth on Schedule 4.12(c), INSTA is not a party to any software development agreement that does not provide for the assignment to INSTA of title to any technology, development work or other products developed by any other party for INSTA. Except for the agreements set forth on Schedule 4.12(c), INSTA is not a party to any software development agreement that permits any other party to retain or own, or grant to any other party, any right to any technology, development work or other product developed by such party thereunder or owned by INSTA.

            (d) Except as set forth on Schedule 4.12 (d), INSTA has not granted any source code licenses or established any source code escrow arrangements with respect to any of its Products, other than any such licenses or arrangements entered into in the ordinary course of business or any such licenses or arrangements that require INSTA to continually maintain a current copy of the source code for any such Product in any such escrow arrangement.

            (e) Except as set forth on Schedule 4.12(e), neither INSTA nor, to the knowledge of the INSTA Stockholders, any other party is in default under any agreement set forth on any schedule delivered pursuant to this
Section 4.12, nor under any other agreement to which INSTA is a party, if such default would reasonably be expected to have a Material Adverse Effect on INSTA.

      4.13 Financial Statements. The Financial Statements present fairly the consolidated financial condition, results of operations and cash flows of INSTA at the respective dates or for the respective periods covered thereby, and the Financial Statements have been prepared in accordance with generally accepted German accounting principles consistently applied throughout the periods involved. Except as set forth in the Financial Statements, including the notes thereto, or in any schedule hereto, neither INSTA nor any of its Subsidiaries has any other Material Liability. All reserves established by INSTA in the Financial Statements are adequate for all known Liabilities and reasonably anticipated Liabilities. The account balances included in the Financial Statements in respect of receivables, liabilities and stockholders' equity were, as of the respective dates of such Financial Statements, accurate and complete in all Material respects; provided, that, the INSTA Stockholders shall not be liable under this Agreement in respect of any adjustments to INSTA's balance sheet as of December 31, 1997 unless stockholders' equity as of that date is determined to have been less than DM 674,000, and, as provided in Section 7.5 (a), there shall be no Minimum Aggregate Liability Amount with respect to the representations set forth in this section 4.13 or any balance sheet adjustments related thereto. Except as set forth on Schedule 4.13, such respective amounts set forth in the Financial Statements for the year ended December 31, 1997 have not materially changed since December 31, 1997.

      4.14 No Other Changes. Since December 31, 1997, INSTA has conducted its business only in the ordinary course and there has not occurred any transaction, condition (financial or otherwise) of any character, event or change (including the incurrence of any liabilities, whether accrued, contingent or otherwise) that would reasonably be expected to have, a Material Adverse Effect on INSTA. INSTA is not delinquent in any material payment of principal or interest on any outstanding debt or other obligation (except with respect to obligations arising in the ordinary course of business). In particular, since December 31, 1997, INSTA has not
(a) incurred any indebtedness (other than trade debt incurred in the ordinary course of business) or guaranteed any obligations of others or made any loans or advances to, or investments in, any other person or entity, (b) made any capital investments in excess of DM 500,000, (c) changed any accounting policy or procedure or failed to maintain its books, accounts and records other than in the ordinary manner, consistent with prior years and in accordance with sound commercial practice, (d) made any significant change to the employment compensation of any of its key employees or (e) made any agreement to do any of the foregoing.

      4.15 Property. Except as set forth on Schedule 4.15 attached hereto, INSTA does not own any material real property. INSTA has full legal title to all properties and assets reflected as owned by it in the Financial Statements, free and clear of any Lien except those which are described in the Financial Statements, or that are not Material to INSTA and which do not interfere in any Material respect with the use or proposed use of the property or the conduct of the business of INSTA; all the property (real and personal) held or used by INSTA under leases, franchises, licenses or other agreements is held by it under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements, except those that are not Material to INSTA and which do not interfere in any Material respect with the use of the property or the conduct of the business of INSTA.

      4.16 Permits. INSTA has obtained and holds, and is in compliance with, all permits, licenses, franchises, approvals, consents and authorizations of all Governmental Authorities required under all laws, rules and regulations in connection with its business (hereinafter "permit" or "permits") as are necessary to own its properties and assets, and to conduct its business in the manner currently being conducted; and INSTA has fulfilled and performed all of its obligations with respect to each such permit and no event has occurred which could reasonably be expected to result in, or after notice or lapse of time would reasonably be expected to result in, violation, revocation or termination of any such permit or result in any other impairment of the right of the holder of any permit.

      4.17 No Illegal Acts. INSTA is presently in compliance with all laws, orders, rules and regulations applicable to, required of or binding upon it or its business, and INSTA has not received any notice from any Governmental Authority with respect to any failure or alleged failure of INSTA to comply with any such law, order, rule or regulation, nor, to the knowledge of the Stockholders of INSTA, are any such notices proposed or threatened.

      4.18 Prior Issuances. All offers and sales of the capital stock or Convertible Securities of INSTA prior to the date hereof and all cash payments or distributions of the capital stock of INSTA as dividends were made in compliance with the corporate and securities laws of The Federal Republic of Germany and all other applicable Laws, and were not made in contravention of any pre-emptive or other rights of first refusal under German or other applicable Law or such entity's Articles of Association.

      4.19  Taxes.

            (a) All applicable Tax returns and reports which have been required to be filed by or on behalf of INSTA with respect to all periods ended on or before the Effective Time have been filed (or are the subject of valid extensions) with the appropriate Governmental Authorities and all such Tax returns and reports, as filed, are accurate and complete in all Material respects. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax return or report for any period. No disputes exist with any Governmental Authority concerning the Tax position of INSTA, nor is there any reasonable basis for any such dispute.

            (b) INSTA has paid all Taxes due, or made sufficient accruals in its financial accounts for the payment of all Taxes, relating to all periods up to and including the Closing Date. In particular, with respect to all periods up to and including the Closing Date, there is no basis for the assessment of any Taxes due to hidden profit distributions (verdeckte Gewinnausschuttungen) to stockholders of INSTA or companies or individuals related to or affiliated with stockholders of INSTA (nahestehende Personen).

            (c) No Taxes (in particular, no corporate income taxes) are or will be due from INSTA resulting from (a breach of) a fiscal unity or similar tax structure of which INSTA is a part, as a result of this Agreement, the Transaction or any Transaction Document.

      4.20  Intellectual Property.

            (a) Schedule 4.20(a) sets forth a true, complete and correct list of the products developed, marketed or sold by INSTA which INSTA is currently maintaining or supporting ("Products").

            (b) Schedule 4.20(b) sets forth an accurate statement summarizing all Intellectual Property that INSTA uses in its business
(exclusive of licenses of Intellectual Property of others if such licenses represent routine arrangements with respect to the conduct by INSTA of its business and do not involve license or royalty payments that exceeded DM 50,000 in the year ended December 31, 1997). INSTA has all intellectual property rights necessary or materially useful to the development, manufacture, license, sale, distribution, purchase and use of the Products and the successful conduct of its business. To the extent INSTA claims to own such Products or Intellectual Property, INSTA owns all right, title and interest in and to the Products and the Intellectual Property related thereto, free and clear of any Lien of any kind or nature whatsoever, including without limitation any exclusive right, however described, granted to parties other than INSTA with respect to the Products and other Intellectual Property. To the extent INSTA claims to be licensed to use such Products or Intellectual Property, INSTA has a valid and enforceable license for the purposes for which it uses such Products or Intellectual Property.

            (c) To the knowledge of each of the INSTA Stockholders, INSTA has not (nor has any Product developed, manufactured, licensed, sold or distributed by INSTA) infringed or made any unlawful use or received notice of any claimed infringement or unlawful use of, any trademark, trade name, patent, copyright, maskwork, trade secret or other proprietary or intellectual property right of any third party.

            (d)   INSTA  has taken  all  customary  measures  to  protect  its rights in the Products and the Intellectual Property, and maintains all copyrights and other intellectual property rights necessary for marketing, licensing, selling or otherwise distributing the Products in the jurisdictions in which they have been distributed. INSTA has not sent or otherwise communicated to any other person any notice, charge, claim or assertion of, or has any knowledge of, any present, impending or threatened infringement by such other person of any right relating to the Intellectual Property of INSTA.

            (e) INSTA has entered into agreements with each of its present and past employees and each of its past and present independent contractor software developers pursuant to which such employees or contractors have disclaimed any copyright or other intellectual property rights in the Products and the Intellectual Property and have duly assigned to INSTA, all such copyrights and other intellectual property rights. INSTA has not received notice, orally or in writing, that any other Person claims any interest in any Products or Intellectual Property of INSTA, nor , to the best knowledge of the INSTA Stockholders, does any such claim (or any valid basis for any such claim) exist, except the ownership and other rights claimed by licensors under valid and enforceable licenses.

      4.21  Product Warranty and Liability.

            (a)   Each  Product  has  been  developed,   manufactured,   sold,
licensed and/or delivered in conformity with all applicable contractual commitments and with all express or implied warranties extended by INSTA in connection with such Product, except to the extent that the liability of INSTA for non-conformity or for repair and replacement in the aggregate does not exceed any warranty reserves maintained in the Financial Statements.

            (b) INSTA has incurred no liability arising out of any injury to persons or property (and, to the best knowledge of the INSTA Stockholders, there is no basis for any present or future claim, complaint, action, suit, proceeding, hearing, investigation, claim or demand against INSTA arising out of any such injury) as a result of the use of the Products.

            (c)   Except as set forth on Schedule  4.21,  all Products (i) are designed (or have been modified) to be used prior to and after January 1, 2000; (ii) will operate without material error arising from the creation, recognition, acceptance, calculation, display, storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates or date-based, date-dependent or date-related data, including but not limited to century recognition, day-of-the-week recognition, leap year, date values and interfaces or date functionalities; and (iii) will not be materially adversely affected by the advent of the year 2000, the advent of the year 2001, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century. Except as set forth on Schedule 4.21, all design architectures and functionalities of all Products are, in all material respects, compatible with and, when operated in, on or in conjunction with, any other system, will not cause such Products to fail to satisfy the criteria set forth above.

      4.22  Pension Matters.

            (a) Except as set forth in Schedule 4.22(a), INSTA is not a party to or does not make or is not required to make contributions to any pension, profit sharing, retirement, deferred compensation, bonus, severance, medical or life insurance or other employee (or ex-employee) welfare or benefit plans, agreements or arrangements maintained for the benefit of any of its employees (exclusive of commission arrangements).

            (b)   As of the  Closing  Date,  there are no  actual,  accrued or contingent pension liabilities not adequately reserved for in INSTA's financial accounts. Except as set forth on Schedule 4.22(b), since the date of the most recent balance sheet included in the Financial Statements, INSTA has not made any pension undertaking with respect to employees who have been employed after that date.

            (c) All due contributions and expenses (including premiums, actuarial, trusteeship, consultancy, legal, audit and administrative expenses) in respect of any of the pension plans or arrangements maintained by INSTA have been paid. All contracts of insurance relating to such plans or arrangements are enforceable and sufficient to cover the accrued pension liabilities through to the Effective Time, and, to the best knowledge of each of the INSTA Stockholders, there is no basis on which the insurers might reasonably be expected to avoid liability under them. Without limiting the foregoing, all lump sum and pension benefits payable in the event of the death of a stockholder of INSTA who is also a director or employee of INSTA are fully insured, and all benefits that are in payment and that are paid up and all contingent benefits are fully secured with a reputable insurance company.

            (d) All of the above-described pension plans and arrangements of INSTA have at all times been operated in accordance with, and all of the employers participating in such plans or arrangements have observed and performed all of their obligations under, the requirements of, any applicable Law. No claims have been made or threatened against INSTA or the administrators of such pension plans or arrangements or against any person whom INSTA is or may be liable to indemnify or compensate, in respect of any act, event, omission or other matter arising out of or in connection with such pension plans or arrangements or any other retirement/death/disability benefits.

      4.23 Accounting Practices. INSTA's corporate operations are conducted in such a manner to provide reasonable assurances that funds are spent in accordance with management's authorization, transactions are recorded properly with regard to German accounting principles, assets of INSTA are adequately protected, and there is a periodic review of INSTA's monthly financial statements to ensure they reflect the actual position of INSTA.

      4.24  Labor and Employment Matters.

            (a) Schedule 4.24(a) sets forth the names, date of commencement of employment or appointment to office and terms and conditions of employment of all employees and consultants of INSTA whom INSTA compensates in excess of DM 25,000 per year. Except as set forth on Schedule 4.24(a), no benefits in kind or other perquisites are payable to or are provided to any such person.

            (b) INSTA has no liability or obligation arising from agreements or arrangements with consultants which are subject to requalification or recharacterization as employment agreements as to which INSTA should have acted as a withholding agent under applicable Law.

            (c) Except as set forth in Schedule 4.24(a) or except with respect to the month in which this Agreement is entered into, there are no salaries, wages, holiday pay, social security payments or other remuneration owed, as of the date hereof, to or in respect of any director, executive, consultant or employee of INSTA.

            (d) Except for commissions to be paid in the ordinary course of INSTA's business consistent with past practice, INSTA is not obligated contractually or otherwise to make any bonus, incentive or other similar payments to any of its directors, executives, consultants or employees (other than routine payments made in a manner consistent with past practice) or to increase the rate of remuneration of or improve any benefits in kind to any such Person (other than routine payments made in a manner consistent with past practice).

            (e) Except as set forth on Schedule 4.24(e), there are no schemes, agreements or plans in operation by or in relation to INSTA under which any of its directors, executives, consultants or employees is entitled to any shares of INSTA Capital Stock (or any other Convertible Security or other equity interest in INSTA).

            (f) INSTA does not have a collective labor agreement or other agreement or arrangement (binding or otherwise) with any trade union, works council or other body representing its employees, nor is there any dispute pending or threatened with any such body. No works council has been appointed in respect of INSTA, nor is INSTA in breach of any legislation in relation to works councils. INSTA has not experienced any material slowdown, work interruption, work stoppage or strike by any of their employees, nor (to the knowledge of INSTA and the INSTA Stockholders) is any such action presently threatened or contemplated.

            (g) No past or present director, executive, employee or consultant has any claim against INSTA for loss of office, arising out of the termination of his office or employment (including any severance redundancy payment) and there is no event that would reasonably be expected to give rise to any such claim. INSTA has not incurred any liability for breach of any contract of service or for services, for redundancy payments, protective awards or for wrongful dismissal or unfair dismissal or for failure to comply with any order for the reinstatement or re-engagement of any employee or for any other liability accruing from the termination of any contract of employment or for services.

            (h) Except as set forth on Schedule 4.24(h), INSTA has not made any loans to or entered into any Material credit transaction with any of its directors or executives or any Affiliate of any such director or executive.

      4.25 Environmental Matters. INSTA has conducted its business in compliance with, and is presently in compliance with, all applicable Environmental Laws and has all necessary Environmental Permits. There are no claims or proceedings arising under Environmental Laws pending or threatened with respect to the ownership, use, condition or operation of the business of INSTA or any asset used in such business or any violation or alleged violation of any applicable Environmental Laws.

      4.26 Fees and Expenses. INSTA has not paid nor is it obligated to pay any fee or commission to any broker, finder or financial intermediary in connection with the transactions contemplated by this Agreement. Following the Closing Date, none of INSTA, DSTM-GMBH nor Datastream will be obligated to pay any fee, commission or expense in connection with the transactions contemplated by this Agreement.

      4.27 No Material Assets. The shares of INSTA Capital Stock sold hereunder do not constitute all or nearly all of the assets of any of the INSTA Stockholders in the sense of Sec. 419, 1365 German Civil Code.

        ARTICLE V REPRESENTATIONS AND WARRANTIES OF DATASTREAM AND SQL

                        REPRESENTATIONS AND WARRANTIES
                         OF DATASTREAM AND DSTM-GMBH

      Each of Datastream and DSTM-GMBH hereby represents and warrants to the INSTA Stockholders as follows (such representations and warranties to be true and correct as of the Closing Date or as of any other specific date set forth below as of which a particular statement is made):

      5.1 Organization; Good Standing; Qualification and Power. Datastream is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. DSTM-GMBH is a corporation duly organized, validly existing and in good standing under the laws of the Federal Republic of Germany and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Datastream and each of its Subsidiaries (including DSTM-GMBH) is duly registered and qualified to do business as a foreign corporation under the corporation law of each jurisdiction where such registration and qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on Datastream, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

      5.2 Authority. Each of Datastream and DSTM-GMBH has all requisite corporate power and authority to enter into this Agreement and each other
Transaction Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, and the execution and delivery of this Agreement and each other Transaction Document to which it is a party by Datastream and DSTM-GMBH and the consummation by Datastream and DSTM-GMBH of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Datastream and DSTM-GMBH, respectively. This Agreement and each other Transaction Document to which Datastream and DSTM-GMBH is a party has been duly executed and delivered by Datastream and DSTM-GMBH and, assuming due execution and delivery of this Agreement and such other agreements by the other parties hereto and thereto, this Agreement and each other Transaction Document to which Datastream and DSTM-GMBH is a party constitutes the valid and binding agreement of Datastream and DSTM-GMBH, respectively, enforceable in accordance with its terms.

      5.3 Noncontravention. The execution, delivery and performance by Datastream and DSTM-GMBH of this Agreement and each other Transaction Document to which Datastream and DSTM-GMBH is a party, the consummation of the transactions contemplated hereby and thereby, and compliance by Datastream and DSTM-GMBH with the provisions hereof and thereof, will not:

            (a) conflict with, result in a violation of, result in a breach of, or cause a default under (with or without notice or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any Material benefit under, or require the consent or approval of any party to, or result in the creation of any Lien upon, any of the Material properties or assets of Datastream or any of its Subsidiaries (including DSTM-GMBH) under any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Datastream or any of its Subsidiaries or their respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges or encumbrances which individually or in the aggregate would not have a Material Adverse Effect on Datastream.

            (b) violate any provision of the Certificate of Incorporation or Bylaws of Datastream or the Articles of Association of DSTM-GMBH; or

            (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority to be obtained by Datastream or DSTM-GMBH in connection with the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby and thereby except for the filing with the SEC of such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder as may be required in connection with this Agreement and the transactions contemplated hereby.

      5.4 SEC Documents. Each of the SEC Documents filed to date, when it was filed with the SEC conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, as of their filing date, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      5.5 Capitalization. Datastream's authorized, issued and outstanding capital stock is, as of the respective dates thereof, as set forth in the SEC Documents. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are not entitled or subject to any pre-emptive, preferential or similar rights.

      5.6 No Calamities. Since the date of the most recent balance sheet included in the financial statements included in the SEC Documents, neither Datastream nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court governmental action, order or decree.

      5.7 No Changes. Since the respective date of the most recent balance sheet included in the financial statements included in the SEC Documents, (i) neither Datastream nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are Material to Datastream and its Subsidiaries taken as a whole, (ii) Datastream has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any Material change in the capital stock, long-term debt or short-term debt (other than changes effected in the ordinary course of business consistent with past practice) of Datastream or any of its Subsidiaries, and (iv) Datastream has not suffered any Material Adverse Effect.

      5.8 Stock Issuance. The shares of Datastream Common Stock to be issued as Stock Consideration have been duly authorized, and when issued and delivered against notarial transfer of the shares of INSTA Capital Stock as provided herein, will be validly issued and fully paid and nonassessable; the certificates evidencing the shares of Datastream Common Stock to be issued as Stock Consideration will comply with all applicable requirements of the DGCL and the delivery of such certificates will pass valid title to such shares, free and clear of any Lien. Assuming the accuracy and completeness of the representations of the INSTA Stockholders set forth in Section 4.5 hereof, the offer and sale of the shares of Datastream Common Stock to be issued as Stock Consideration will be issued in compliance with Regulation S. Under Regulation S, each INSTA Stockholder is required to hold such shares for a period of at least one year. After such time, such person would (in most instances anyway, i.e., assuming such person is not engaged in a "distribution" of such shares prohibited under the Securities Act) be entitled to removal of the Regulation S legend on the certificate representing such shares, which will facilitate the trading of such shares on any stock market or exchange on which the Datastream Common Stock is then listed.

      5.9 Financial Statements. The consolidated financial statements (including the related notes) of Datastream and its consolidated Subsidiaries included in the SEC Documents, were prepared in accordance with generally accepted U.S. accounting principles consistently applied throughout the periods involved and fairly present the financial condition, results of operations and cash flows of Datastream and its Subsidiaries, on a consolidated basis, at the dates and for the periods presented.

      5.10 Internal Controls. Datastream and each of its Subsidiaries maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of Datastream's consolidated financial statements in accordance with generally accepted U.S. accounting principles and to maintain accountability for the assets of Datastream, (iii) access to the assets of Datastream and each of its Subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accountability for assets of Datastream and each of its Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                ARTICLE VI ADDITIONAL COVENANTS AND AGREEMENTS

                     ADDITIONAL COVENANTS AND AGREEMENTS

      6.1 Nasdaq/NMS Listing. Datastream shall use its best efforts to effect, at or before the Effective Time, authorization for listing on the Nasdaq/NMS, upon official notice of issuance, of the additional shares of Datastream Common Stock to be issued pursuant to the Transaction.

      6.2 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses. In particular, the INSTA Stockholders shall be responsible for the INSTA Expenses, and the INSTA Stockholders hereby jointly and severally agree to hold INSTA harmless therefrom without regard to the limitations of liability set forth in Sections 7.2, 7.5(a) and 7.5(b) hereof. The term "INSTA Expenses" shall not include the expenses of the Notary with respect to this Transaction, which shall be borne by Datastream.

      6.3 Agreement to Cooperate. Subject to the terms and conditions herein provided, each of the parties hereto shall use all best efforts to take, or cause to be taken, all action to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents, including using its best efforts to obtain all necessary or appropriate governmental and third-party waivers, consents and approvals.

      6.4 Public Statements. The parties shall consult with each other prior to issuing any public announcement or statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such public announcement or statement prior to such consultation, except as may be required by applicable Law or Datastream's listing agreement with the Nasdaq/NMS.

      6.5 Release. Except for claims for accrued but not yet paid salary and reimbursable expenses specifically reserved parenthetically in Section
4.4 hereof, each of the INSTA Stockholders does hereby release and forever discharge INSTA, its officers and directors and each of the other INSTA Stockholders from any and all claims, demands, actions, causes of actions, losses and expenses (including attorneys' fees and expenses) of any kind whatsoever, whether arising out of a contract or otherwise, in law or in equity, that such INSTA Stockholder has had, now has or may hereafter have.

      6.6 Amounts Payable By INSTA Stockholders. Promptly upon request from Datastream, and in any event within 20 business days following the Closing Date, each INSTA Stockholder who shall owe any indebtedness to INSTA (or any Affiliate of INSTA) or whose Affiliate shall owe any indebtedness to INSTA (or any Affiliate of INSTA) shall repay any such amounts to INSTA in full.

      6.7 Resale Restrictions. Each INSTA Stockholder agrees not to resell or cause the resale of the Datastream Common Stock received by such INSTA Stockholder as Stock Consideration in the United States or to a "U.S. person " (as such term is defined in Regulation S) for a period of one year after the Closing Date.

      6.8 Removal of Regulation S Legend. Upon the expiration of the one-year restricted period under Regulation S and upon the request of any INSTA Stockholder, Datastream shall either cause the Regulation S Legend to be removed from the certificates representing the shares of Datastream Common Stock to be issued as Stock Consideration or issue replacement certificates.

      6.9 Real Estate. It is apparent that the lease obligations of INSTA with respect to its Munich facilities may be somewhat unclear vis-a-vis the lease obligations of IBA with respect to such facilities. Herr Hartmann, as the sole stockholder of IBA, hereby agrees to use all possible efforts, as soon as practicable, to clarify and resolve any and all such leasing issues with the desired results being that (a) INSTA is the obligor on leases only with respect to properties actually used by INSTA, (b) IBA, and not INSTA, is the obligor on leases with respect to properties actually used by IBA,
(c) the purposes for which facilities actively or constructively leased by INSTA are used are consistent with all zoning regulations for such facilities and other applicable Law such that INSTA's continued peaceful enjoyment of such facilities is not jeopardized and (d) there are no subleases outstanding to which INSTA is a party that allow the subtenant to have a rental period that expires after the expiration date of the underlying lease. The INSTA Stockholders shall jointly and severally indemnify and hold INSTA, DSTM-GMBH and Datastream harmless from and against any losses, claims, damages or expenses (including reasonable attorney's fees) suffered by any of them as a result of the failure of INSTA and IBA to maintain these leases in a manner consistent with the foregoing, and such indemnification shall be outside of the scope of, and without regard to, the limitations of liability set forth in Sections 7.2, 7.5(a) and 7.5(b) hereof.

      6.10 Employees of INSTA. DSTM-GMBH covenants to the INSTA Stockholders that DSTM-GMBH will not, on or before the first anniversary of the Closing Date, effect mass employee terminations, and will otherwise use its best efforts to maintain good relations with the existing employee base of INSTA. For a period of six months after the Closing Date, employee terminations of the employment of any employee other than one of the INSTA Stockholders shall only be made with the consent of Herr Hartmann, which shall not be unreasonably withheld, and the employee termination of the employment of any of the INSTA Stockholders will only be effected in accordance with the Employment Agreement of each such stockholder.

      6.11 KPMG Audit. The balance sheet of INSTA for the year ended December 31, 1997 and the financial operating results of INSTA for the three months ended March 31, 1998 shall be audited by Datastream's independent public accountants, KPMG Peat Marwick, after the Closing. It is Datastream's intention to complete such audit on or before May 15, 1998. The INSTA Stockholders acknowledge that the results of such audit may form the basis of a Claim for indemnification hereunder, to the extent such audit reveals that the representations and warranties of the INSTA Stockholders made pursuant to this Agreement were inaccurate as of the Closing Date or any other specific date as of which any particular representation or warranty was made.

      6.12 Guarantee of Performance. Datastream guarantees the performance by DSTM-GMBH of each and every representation, warrant, covenant or other agreement of DSTM-GMBH given hereunder.

      6.13 Registration Rights. If the shares of Datastream Common Stock comprising the Stock Consideration (exclusive of the Excrow Shares) are not tradeable in the United States after a period of 40 days following the Closing Date (or after 18 months with respect to the Escrow Shares), then Datastream shall provide to the INSTA Stockholders (i) incidental (or
"piggyback") registration rights to have all of the shares comprising the Stock Consideration (exclusive of the Escrow Shares) included in any public registration of shares of Datastream Common Stock with the Securities and Exchange Commission ("SEC") effected on or before the first anniversary of the Closing Date, subject to compliance with applicable SEC requirements, the ability of Datastream to include such shares on the form proposed for such registration and the agreement of the INSTA Stockholders to be bound by the terms of any customary underwriting agreement relating to such registration, or (ii) to the extent such incidental rights set forth in item (i) above are not exercised or are exercised only with respect to a portion of the shares comprising the Stock Consideration (exclusive of the Escrow Shares) or the INSTA Stockholders are not afforded the opportunity to exercise such rights, one demand registration right with respect to any such remaining shares (exclusive of the Escrow Shares), exercisable one time on or before the first anniversary of the Closing Date (or, with respect to the Escrow Shares, on or before the 18 months anniversary of the Closing Date), subject to compliance with applicable SEC requirements and subject to a minimum of 50,000 such shares being included in such registration. The customary expenses of such registration (other than underwriting discounts and selling commissions, which shall be paid by the INSTA Stockholders) shall be paid by Datastream. The INSTA Stockholders must exercise their demand registration rights collectively, acting through the INSTA Stockholders' Representative.


  ARTICLE VII SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND INDEMNIFICATION

                       SURVIVAL OF REPRESENTATIONS AND
                        WARRANTIES AND INDEMNIFICATION

      7.1   Survival of Representations and Warranties.

            (a) All representations, warranties, agreements, covenants and obligations made or undertaken by INSTA or any of the INSTA Stockholders in this Agreement are Material, have been relied upon by DSTM-GMBH and Datastream and shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto. Each of INSTA and the INSTA Stockholders acknowledge and agree that prior to the Effective Time, Datastream and DSTM-GMBH intend to perform such investigation of INSTA as they may deem necessary or appropriate; however, no investigation by Datastream and DSTM-GMBH, either before or after the Effective Time, will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by INSTA or the INSTA Stockholders pursuant to this Agreement, and all other agreements referred to herein, or the right of Datastream or DSTM-GMBH to rely upon such representations, warranties, covenants and agreements.

            (b) All representations, warranties, agreements, covenants and obligations made or undertaken by Datastream in this Agreement are Material, have been relied upon by INSTA and the INSTA Stockholders, and shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto. Datastream and DSTM-GMBH acknowledge and agree that prior to the Effective Time, INSTA and the INSTA Stockholders intend to perform such investigation of Datastream and DSTM-GMBH as they each deem necessary or appropriate; however, no investigation by INSTA or the INSTA Stockholders, either before or after the Effective Time, will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by Datastream or DSTM-GMBH pursuant to this Agreement and all other agreements referred to herein, or the INSTA Stockholders' right to rely upon such representations, warranties, covenants and agreements.

      7.2 Obligation of INSTA Stockholders to Indemnify. Subject to the limitations of Section 7.5, each of the INSTA Stockholders severally agrees (in the respective proportions set forth in the fifth column of Schedule 2.2) to indemnify and hold Datastream and DSTM-GMBH harmless from and against all Liabilities asserted against, imposed upon or incurred by Datastream or DSTM-GMBH by reason of or resulting from (a) a breach of any representation or warranty of any INSTA Stockholder contained in or made pursuant to this Agreement, or (b) a breach of any covenant or agreement of INSTA or any INSTA Stockholder contained in or made pursuant to this Agreement. The INSTA Stockholders acknowledge that from and after the Effective Time, INSTA will be owned by DSTM-GMBH, and the INSTA Stockholders therefore agree that any recovery against INSTA by DSTM-GMBH after Closing will be against the INSTA Stockholders, who will have no rights of reimbursement or contribution against INSTA.

      7.3 Obligations of Datastream to Indemnify. Subject to the limitations of Section 7.5(b) and Section 7.5(d) hereof, each of Datastream and DSTM-GMBH severally agrees to indemnify and hold the INSTA Stockholders harmless from and against all Liabilities asserted against, imposed upon or incurred by the INSTA Stockholders by reason of or resulting from (a) a breach of any representation or warranty of Datastream or DSTM-GMBH contained in or made pursuant to this Agreement, or (b) a breach of any covenant or agreement of Datastream or DSTM-GMBH contained in or made pursuant to this Agreement.

      7.4 Conditions of Indemnification with Respect to Third Party Claims. Each party indemnified (the "Indemnified Party") under the provisions of Sections 7.2 or 7.3 hereof, upon receipt of written notice of any claim or the service of a summons, or other initial legal process upon it in any action instituted against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in Sections 7.2 or 7.3 hereof, shall give notice of such claim or the commencement of such action, or threat thereof, to each other party ("Indemnifying Party") from whom indemnity shall be sought hereunder. Each Indemnifying Party shall be entitled at its own expense to participate in the defense of such claim or action, or, if it shall so elect, to assume (in conjunction with any other Indemnifying Party) the defense of such claim or action, in which case the defense shall be conducted by counsel reasonably acceptable to the
Indemnified Party, and such Indemnified Party shall bear the fees and expenses of any additional counsel retained by it; but if the Indemnifying Party shall elect not to assume the defense of such claim or action, the Indemnifying Party shall reimburse each Indemnified Party for the reasonable fees and expenses of any counsel retained by it. Notwithstanding the above, should any Indemnified Party reasonably conclude that there may be defenses available to it that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall have the right to direct the defense of such action on behalf of the Indemnified Party but only after consultation with the Indemnified Party. The Indemnifying Party shall also have the right to settle or compromise any such claim but only if it shall first obtain the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. The terms "Indemnified Party" and "Indemnifying Party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream and DSTM-GMBH, on the one hand, and the INSTA Stockholders (collectively) and as represented by the INSTA Stockholders' Representative, on the other hand. Each Indemnified Party shall cooperate with each Indemnifying Party in making available all documentation reasonably necessary for the Indemnifying Party to effectively defend any Claim.

      7.5   Limitations on Liability.

            (a) The Indemnifying Parties shall not be required to indemnify the Indemnified Party unless the amount of any Claim, when aggregated with all other such Claims of such Indemnified Party, shall exceed DM 200,000 (the "Minimum Aggregate Liability Amount"), at which time Claims may be asserted for the Minimum Aggregate Liability Amount and any amount in excess thereof; provided, however, that the foregoing Minimum Aggregate Liability Amount shall not apply to any Liability which results from or arises out of fraud or any intentional misrepresentation or an intentional breach of a representation or warranty made pursuant to this Agreement; and provided further, however, that, notwithstanding any other provision of this Agreement to the contrary, there shall be no Minimum Aggregate Liability Amount with respect to the representations set forth in Section 4.13 or any balance sheet adjustments related thereto.

            (b) Depending on the basis of a Claim hereunder (as set forth in column 1 below), Claims arising under this Agreement shall expire
(i) unless proper notice of indemnification shall have been made on or before the respective dates set forth in column 2 below (the "Claims Made Date") and
(ii) notwithstanding the timely making of a notice of indemnification with respect to such Claim, unless there is a pending arbitration matter with respect to such Claim, as of the respective dates set forth in column 3 below (the "Arbitration Date"):

                 1                             2                    3
                                          Claims Made          Arbitration
           Type of Claim                     Date                  Date
           -------------                     ----                  ----
A.    Any  Claim   made  under  this   October 15, 1999       April 15, 2000
      Agreement  other  than  (x)  a
      Claim under Section 4.19,  (y)
      a Claim under Section  4.21(c)
      or (z) a  Claim  arising  from
      the       fraud,       willful
      concealment   or   intentional
      breach  of  any  provision  of
      this Agreement.

B.    Any Claim made  under  Section six months after the final  assessment  of
      4.19. the relevant tax authority with respect to such taxes or the expiration of the statute of limitations with regard to the assessment of such taxes, whichever occurs earlier

C.    Any Claim made  under  Section     July 15, 2000       January 15, 2001
      4.21(c).

D.     Any   Claim    arising   from   E. April 15, 2001     October 15, 2001
      fraud,  willful concealment or
      intentional   breach   of  any
      provision of this Agreement.

            (c)   Except  as  set  forth  in  Section  7.7   hereof,   (i) the
aggregate Liability for Claims of indemnification against the INSTA Stockholders under this Agreement shall not exceed DM 9,625,291.50 and
(ii) the respective indemnification obligations as to such aggregate Liability obligation of each INSTA Stockholder are as set forth in the last column of Schedule 2.2.

            (d) The aggregate Liability for Claims against INSTA, DSTM-GMBH and Datastream hereunder shall not exceed DM 12,833,722.00.

      7.6 Reduction for Certain Benefits. Any insurance or other recovery, payment or credit received by the Indemnified Party from any third party which was not taken into account in computing the amount of any Claim shall promptly be paid over to the Indemnifying Party up to the amount of the indemnification payment to the Indemnified Party with respect thereto, such that the total amount received by the Indemnified Party from the Indemnifying Party and the third parties in connection with such Claim shall not exceed the amount of such Claim.

      7.7 No Release for Fraud, Ownership Representations. Notwithstanding anything contained herein to the contrary, nothing contained in this Agreement shall relieve any INSTA Stockholder of any liability or limit any liability that he, she or it may have on account of any breach of any representation or warranty contained in Section 4.6 above, nor shall anything contained in this Agreement relieve any INSTA Stockholder or any other party to this Agreement of any liability or limit any liability that he, she or it may have in the case of fraud or willful concealment or intentional breach in connection with the transactions contemplated by this Agreement or in connection with the delivery of any certificate required to be delivered under the terms hereof or of any other Transaction Document.

      7.8 Subrogation Rights. In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to this
Article VII, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the Claim to which such indemnification relates; provided, however, that the Indemnifying Party shall only be subrogated to the extent of any amount paid by it pursuant to this Article VII in connection with such Claim and provided further that no INSTA Stockholder shall have any subrogation rights against INSTA.

      7.9   Establishment of Escrow; Indemnification Not Limited.

            (a) At the Effective Time, DSTM-GMBH shall deliver the Escrow Shares to the Escrow Agent, which Escrow Shares shall be held in escrow pursuant to the terms of this Agreement and the Escrow Agreement.

            (b) The parties to this Agreement understand and agree that the establishment of the escrow referred to in paragraph (a) above is not the exclusive source for indemnification pursuant to this Agreement and that such escrow in no way limits the amount of Claims that may be made pursuant to this Agreement.

      7.10 Interest. If any payment required to be made by an Indemnifying Party hereunder is not made by the due date for payment thereof, then that payment shall carry interest (calculated on a daily basis) from the due date of payment until actual payment (as well after judgment as before) at a rate of 6.0% per annum.

                  ARTICLE VIII STOCKHOLDERS' REPRESENTATIVE

                         STOCKHOLDERS' REPRESENTATIVE

      8.1 Appointment; Acceptance. By executing this Agreement, each of the INSTA Stockholders hereby irrevocably constitutes and appoints Herr Michael Hartmann and his successors, acting as hereinafter provided, as his attorney-in-fact and agent in his name, place and stead in connection with the transactions and agreements contemplated by this Agreement (the "INSTA Stockholders' Representative"), and acknowledges that such appointment is coupled with an interest. By executing and delivering this Agreement in such capacity, Herr Hartmann hereby (i) accepts his appointment and authorization to act as the INSTA Stockholders' Representative, as attorney-in-fact and agent on behalf of the INSTA Stockholders in accordance with the terms of this Agreement, and (ii) agrees to perform his obligations under, and otherwise comply with, this Article VIII.

      8.2   Authority.

            (a)   Each  of  the  INSTA   Stockholders   authorizes  the  INSTA
Stockholders' Representative:

                  (i) to dispute or to refrain from disputing any claim made by Datastream or DSTM-GMBH under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the INSTA Stockholders pursuant to this Agreement;

                  (ii) to negotiate and compromise any dispute which may arise under, and to exercise or refrain from exercising remedies available under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the INSTA Stockholders pursuant to this Agreement and to sign any releases or other documents with respect to such dispute or remedy;

                  (iii) to give such instructions and to do such other things and refrain from doing such other things as the INSTA Stockholders' Representative shall deem necessary or appropriate to carry out the provisions of this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the INSTA Stockholders pursuant to this Agreement; and

                  (iv)  to  enter  into   amendments  of  this  Agreement  and
execute  instruments in writing to reflect such amendments pursuant to Section
9.1 hereof.

            (b) Each of the INSTA Stockholders agrees to be irrevocably bound by all agreements and determinations made by and documents executed and delivered by the INSTA Stockholders' Representative under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the INSTA Stockholders pursuant to this Agreement.

      8.3   Actions.   Each  of  the  INSTA   Stockholders   hereby  expressly
acknowledges and agrees that the INSTA Stockholders' Representative is authorized to act on his behalf. Notwithstanding any dispute or disagreement among the INSTA Stockholders, Datastream, DSTM-GMBH and any other Person or entity shall be entitled to rely on any and all action taken by the INSTA Stockholders' Representative under this Agreement and the other agreements, instruments and documents to be delivered by or on behalf of the INSTA Stockholders pursuant to this Agreement without any liability to, or obligation to inquire of, any of the INSTA Stockholders. Datastream, DSTM-GMBH and any other Person or entity are hereby expressly authorized to rely on the genuineness of the signature of the INSTA Stockholders' Representative and, upon receipt of any writing which reasonably appears to have been signed by the INSTA Stockholders' Representative, Datastream, DSTM-GMBH and any other Person or entity may act upon the same without any further duty of inquiry as to the genuineness of the writing.

      8.4 Successors. If Herr Hartmann ceases to function in his capacity as the INSTA Stockholders' Representative for any reason whatsoever, then a majority of the INSTA Stockholders may appoint a successor; provided, however, that if for any reason no successor has been appointed pursuant to the foregoing within thirty (30) days, then Datastream shall have the right but not the obligation to petition a court of competent jurisdiction for appointment of a successor.

      8.5 Effectiveness. The authorizations of the INSTA Stockholders' Representative shall be effective until his rights and obligations under this Agreement terminate by virtue of the termination of any and all obligations of the INSTA Stockholders to Datastream or DSTM-GMBH under this Agreement. The INSTA Stockholders may not, after the date hereof, terminate the authority of the INSTA Stockholders' Representative to act on their behalf hereunder. Any such action shall be void and of no force or effect.

      8.6 Indemnification. The INSTA Stockholders hereby jointly and severally agree to indemnify and hold the INSTA Stockholders' Representative harmless for any and all liability, loss, cost, damage or expense (including attorneys' fees) incurred or suffered as a result of the performance of his duties under this Agreement or failure to perform any such duty, except any liability, loss, cost, damage or expense suffered or incurred as a result of the INSTA Stockholders' Representative's gross negligence or willful misconduct.

                        ARTICLE IX GENERAL PROVISIONS

                              GENERAL PROVISIONS

      9.1 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      9.2 Extension; Waiver. At any time prior to the Closing Date, the parties (through a duly authorized officer in the case of a corporate party) may:

            (a)   extend  the  time  for  the   performance   of  any  of  the
obligations or other acts of the other parties;

            (b)   waive   any   inaccuracies   in  the   representations   and
warranties contained in this Agreement or in any document delivered pursuant to this Agreement; and

            (c) waive compliance with any of the agreements or conditions contained in this Agreement.

Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of each of the parties.

      9.3 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the other documents referenced herein contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, with respect thereto.

      9.4 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited, or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      9.5 Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by internationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)                     If to Datastream or to DSTM-GMBH, to:

                        Datastream Systems, Inc.
                        50 Datastream Plaza
                        Greenville, South Carolina 29605
                        Attention:  Larry G.  Blackwell, Ph.D., P.E.
                        Telephone:  (001) (864) 422-5001
                        Telecopier: (001) (864) 422-5000



                        with a copy to:

                        Hunton & Williams
                        600 Peachtree Street, N.E.
                        Suite 4100
                        Atlanta, Georgia 30308-2216
                        Attention:  J.  Stephen Hufford, Esq.
                        Telephone:   (001) (404) 888-4244
                        Telecopier:  (001) (404) 888-4190

(b)                     If to INSTA, to:

                        INSTA - Instandhaltung Technischer Anlagen GmbH Scherbaumstrasse 33
                        81737 Munich
                        Germany
                        Attention:  Herr Michael Hartmann
                        Telephone:  (049) 089/670048-25
                        Telecopier: (049) 089/631510

                        with a copy to:

                        Wessing & Berenberg-Gossler
                        Isartoplatz 8
                        80331 Munich
                        Germany
                        Telephone:  (049) 089/21038-0
                        Telecopier: (049) 089/210383-00

(c)                     If to the INSTA Stockholders, to the INSTA
                        Stockholders' Representative:

                        INSTA - Instandhaltung Technischer Anlagen GmbH Scherbaumstrasse 33
                        81737 Munich
                        Germany
                        Attention:  Herr Michael Hartmann
                        Telephone:  (049) 089/670048-25
                        Telecopier: (049) 089/631510

                        with a copy to:

                        Wessing & Berenberg-Gossler
                        Isartoplatz 8
                        80331 Munich
                        Germany
                        Telephone:  (049) 089/21038-0
                        Telecopier: (049) 089/210383-00

            (d) all such notices and other communications shall be deemed to have been received

                  (i) in the case of personal delivery, on the date of such delivery,

                  (ii) in the case of a telecopy, when the party sending such telecopy shall have confirmed receipt of the communication,

                  (iii) in      the       case      of       delivery       by
      internationally-recognized, overnight courier, on the Business Day following dispatch, and

                  (iv) in the case of mailing, on the third Business Day following such mailing.

      9.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      9.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      9.8 Benefits; Assignment. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder and shall not be assigned by operation of law or otherwise; provided, however, that Datastream or DSTM-GMBH may assign all or any portion of the rights hereunder to any Subsidiary of Datastream or DSTM-GMBH, and INSTA shall, upon request, execute any amendment to the Transaction Documents necessary to provide the benefits of this Agreement to any such assignee.

      9.9 Governing Law; Arbitration67. This Agreement shall be governed by and construed in accordance with the laws of The Federal Republic of Germany as applicable to contracts made and to be performed therein. Following the Effective Time, all disputes between the parties hereto arising under or in connection with this Agreement or any other Transaction Document or further agreements resulting from this Agreement including all disputed claims for breach by any party of any representation, warranty, undertaking or covenant on its part under this Agreement or any other Transaction Document, shall be resolved by arbitration in accordance with the rules of the United Nations Commission on International Trade Law, provided that the parties shall have the right to settle any such dispute in summary proceedings and the right to obtain seizure, and provided, further, that it is the desire of the parties to this Agreement that such arbitrators undertake their best efforts to complete any such arbitration within one year of the date such arbitration is commenced. The arbitrators shall be fluent in both English and German, but the arbitration shall only be conducted in the English language. All pleadings and papers (other than original exhibits) submitted in connection with such arbitration shall only be submitted in the English language. Unless otherwise agreed by Datastream and DSTM-GMBH, on the one hand, and the INSTA Stockholders, acting through the INSTA Stockholders' Representative, on the other hand, the place of arbitration shall be Munich, Germany. The arbitration panel shall consist of three members or, subject to the agreement of the parties, one member. If the panel is to consist of one member, such member shall be chosen by agreement of the parties within 30 days following initiation of the arbitration proceedings or, if the parties are unable to agree within that time, by the United Nations Commission on International Trade Law in a manner consistent with its rules. If the panel is to consist of three members, the first two members shall be chosen by each party and such members shall choose the third member within 30 days following the initiation of the arbitration proceedings. For purposes of this Section 9.9, the term "party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream and DSTM-GMBH, on the one hand, and the INSTA Stockholders (collectively and as represented by the INSTA Stockholders' Representative), on the other hand.

      9.10 Language of Agreement. The original, execution copy or copies of this Agreement , and the Schedules and Exhibits hereto (other than certain information prepared on the original Exhibits or Schedules in the German language and other than the Schedules prepared by the INSTA Stockholders, which may be in the German language), shall be in the English language and such English version shall be the only version used to interpret the provisions thereof. The parties shall be allowed to translate this Agreement into the German language, provided, however, that such German version shall be for reference purposes only. All notices, communications and other documents given or to be given under this Agreement may be given or made in the English language or the German language. Except as set forth above with respect to Schedules and notices prepared in the German language, the English version of this Agreement and of all such notices, communications and other documents shall govern among the parties, provided, however, that when used in the English version of this Agreement, German language words or terms shall have their precise German meaning.

      9.11 Contractual Currency. The specification of Deutsche Marks is of the essence, and such currency shall be the currency of account in the case of all obligations under this Agreement (the "Contractual Currency"). Each payment under this Agreement will be made in the Contractual Currency at the place specified for payment. To the extent permitted by applicable Law, any obligations to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency or at any place other than as required therein.

      9.12 Agent for Service. Each of the INSTA Stockholders authorizes and appoints the INSTA Stockholders' Representative as his agent to receive service of process for any action or proceeding arising out of or relating to this Agreement or any other Transaction Document.

      9.13 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The INSTA Stockholders will exercise all efforts to disclose in the Schedules attached hereto any exception to a representation or warranty made herein with particularity and to describe the relevant facts in detail and make specific reference to the Section of this Agreement from which exception is taken; however, notwithstanding the foregoing, a disclosure made on one Schedule that is reasonably related to a disclosure that should have been made on another Schedule but was inadvertently omitted therefrom shall be adequate to place the party receiving the Schedules on notice of the inadvertently omitted matter. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other items itself). The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

                   [Signatures appear on following pages.]

      IN WITNESS WHEREOF, the parties hereto have signed or have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.


DATASTREAM:                         DATASTREAM SYSTEMS, INC.
                                       By:      /s/ Fiona Muller
                                                ----------------
                                       Title:   Representative
                                                   by power-of-attorney



DSTM-GMBH:                          YVETTE 97 VERMOGENSVERWALTUNGS GMBH
                                       By:      /s/ Thibault de Clisson
                                                -----------------------
                                       Title:   Managing Director



INSTA:                              INSTA INSTANDHALTUNG
                                    TECHNISCHER ANLAGEN GMBH
                                       By:      /s/ Michael Hartmann
                                                --------------------
                                                /s/ Thomas Nass
                                                ---------------
                                       Title:   Managing Directors










                  [Signatures continued on following pages.]

                                    INSTA STOCKHOLDERS:


                                                 /s/ Michael Hartmann
                                                 --------------------
                                                 Michael Hartmann

                                                 /s/ R. Bergerhoff
                                                 -----------------
                                                 Rolf Bergerhoff

                                                 /s/ Thomas Nass
                                                 ---------------
                                                 Thomas Nass



Accepted by:
     INSTA STOCKHOLDERS'
     REPRESENTATIVE:                            /s/ Michael Hartmann
                                                --------------------
                                                Michael Hartmann


                                             SCHEDULE 2.2

                                 Transaction          Respective                Maximum
                INSTA           Consideration(1)    Indemnification  Escrow   Indemnification
Name           Shares(1)        Cash        Stock    Obligations(2)  Shares      Liability
----           ---------        ----        -----    --------------  ------      ---------
M. Hartmann      65%      DM 5,697,175.18   69,565       65%         22,609   DM 6,256,439.50

T. Nass          20%      DM 1,259,372.20   34,783       20%          6,957   DM 1,925,058.30

R. Bergerhoff    15%      DM   944,529.15   26,087       15%          5,217   DM 1,443,793.70


(1)    See Section 2.2 of the Agreement.
(2)    See Section 7.5(c) of the Agreement and Section 8(e) of the Escrow Agreement.
(3)    As set forth in Section 7.5(c) and subject to Section 7.7 of the Agreement.

                                                     EXHIBIT 4.1

                            ESCROW AGREEMENT

            THIS ESCROW AGREEMENT (this "Agreement") is made as of March 31, 1998, by and among Datastream Systems, Inc., a corporation organized and existing under the laws of the State of Delaware ("Datastream"), Yvette 97 Vermogensverwaltungs GmbH (in future trading  under  the name  "Datastream  Systems  GmbH"),  a  corporation organized and existing under the laws of The Federal Republic of Germany ("DSTM-GMBH"), the stockholders of INSTA Instandhaltung Technischer Anlagen GmbH ("Insta") listed on the signature pages hereto (the "Insta Stockholders"), and Dr. Dieter Mayer, as escrow agent (the "Escrow Agent").

                                RECITALS

            WHEREAS, Datastream, DSTM-GMBH, Insta and the Insta Stockholders have entered into that certain Share Purchase Agreement dated as of March 31, 1998 (the "Share Purchase Agreement"), providing for the acquisition of Insta by DSTM-GMBH through the purchase of all of the capital stock of Insta outstanding on the Closing Date (the "Transaction");

            WHEREAS, pursuant to the Share Purchase Agreement, the Insta Stockholders are entitled to receive, at the Effective Time of the Transaction, an aggregate of 130,435 shares of Datastream Common Stock as a portion of the consideration for such Transaction;

            WHEREAS, the Share Purchase Agreement provides that 34,783 shares of Datastream Common Stock (the "Escrow Shares") of such 130,435 shares shall be delivered to the Escrow Agent as security for the representations, warranties, covenants and agreements made by the INSTA Stockholders in the Share Purchase
Agreement, and shall be placed and held in escrow (the "Escrow") pursuant to the terms and conditions specified therein and herein;

            WHEREAS, the respective number of Escrow Shares being placed in Escrow by each of the Insta Stockholders is set forth on
Schedule 2.2 to the Share Purchase Agreement;

            WHEREAS, the execution and delivery by the Insta Stockholders of this Agreement is a condition precedent to the obligations of Datastream and DSTM-GMBH to effect the Transaction under the Share Purchase Agreement; and

            WHEREAS, Dr. Mayer is and is also willing to accept delivery of the Escrow Shares from the Insta Stockholders and to hold and release such Escrow Shares in accordance with the terms and conditions specified herein;

            NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:






                          TERMS AND CONDITIONS

1.  Definitions.

      (a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement.

      (b) As used herein, the term "Escrow Shares" includes the 34,783 shares of Datastream Common Stock deposited in escrow hereunder, any shares of Datastream Common Stock issued by Datastream during the term of the Escrow in payment of stock dividends or stock splits with respect to the shares of Datastream Common Stock deposited pursuant to this Agreement, and any shares of capital stock of Datastream or any entity acquiring or succeeding to the business of Datastream through a business combination or otherwise which are issued in exchange for the Escrow Shares, but shall not include any shares released from the Escrow pursuant to the provisions hereof.

      (c) As used herein, the term "Transfer Agent" shall mean First Union National Bank, a bank organized in the United States of America and headquartered in Charlotte, North Carolina.

      (d) "Fair Market Value" shall mean the average of the closing sale prices for one share of Datastream Common Stock as quoted on the Nasdaq National Market (or such other principal exchange or market upon which shares of Datastream Common Stock are traded at such time) for the ten (10) days preceding the date of receipt of a Notice of Claim (if a Notice of Dispute is not thereafter timely received with respect to such Notice of Claim), Notice of Settlement or Order by the Escrow Agent.

2.  Appointment of Escrow Agent.

            Datastream and the Insta Stockholders hereby designate and appoint Dr. Mayer to serve as escrow agent hereunder, and Dr. Mayer hereby accepts such designation and appointment upon the terms, conditions and provisions of this Agreement.

3.  Deposit with Escrow Agent.

            At the Closing on even date herewith, each Insta Stockholder will deliver to and deposit with the Escrow Agent stock certificates representing the Escrow Shares, together with a duly executed power of attorney substantially in the form attached hereto as Exhibit A (the "Power of Attorney"), appointing the Escrow Agent as such Insta Stockholder's attorney-in-fact for the purpose of executing and delivering the stock powers and instructions necessary to effect the distributions contemplated by this Agreement and the Escrow Agent shall deposit such stock certificates on deposit with Bayerische Hypotheken-und Wechselbank, Munich. The Insta Stockholders will allow the Escrow Shares to remain in Escrow with the Escrow Agent and will not withdraw or attempt to withdraw the same from the Escrow except as herein provided.

4.  Escrow Shares; Voting Rights and Cash Dividends.

            Upon receipt of the Escrow Shares, the Escrow Agent shall hold the same in accordance with the terms hereof. The Escrow Shares shall be held in Escrow until delivered to the Insta Stockholders, Datastream or both pursuant to the terms hereof. For so long as the Escrow Agent is acting in such capacity with respect to Escrow Shares held hereunder, the Escrow Agent hereby gives each Insta Stockholder a power of attorney giving each Insta Stockholder the sole right to vote or direct the voting of his Escrow Shares and the right to receive all cash dividends declared by the Company with respect thereto.

5.  Purpose of Escrow.

            The Escrow is being established for the purpose of providing a non-exclusive fund for recovery by Datastream, subject to the terms of the Share Purchase Agreement, for any Claim or Liability incurred by Datastream or Insta after the Effective Time as a result of any breach of a representation, warranty, covenant or agreement or other breach of the Share Purchase Agreement by Insta or the Insta Stockholders in connection with the Share Purchase Agreement, the Transaction or in connection with the delivery of any certificates, agreements or other documents required to be delivered under the terms of the Share Purchase Agreement.

6.  Valuation of Escrow Shares.

      (a) For the purposes of this Agreement and all notices and distributions contemplated hereby, each of the Escrow Shares shall have a value equal to the Fair Market Value, subject to appropriate mathematical adjustment for stock splits or reverse stock splits, if any, declared by Datastream during the term of the Escrow.

      (b) The number of Escrow Shares to be retained by the Escrow Agent after the settlement or compromise of a Claim against the Escrow or released to Datastream in payment of a Claim against the Escrow shall be determined by dividing the dollar amount of such Claim (the dollar amount being calculated, if necessary, based on an exchange rate between the U.S. Dollar and the Deutsche Mark within five business (5) days of the date of payment) by the Fair Market Value, and rounding the number so obtained down to the nearest whole number.

      (c) No fractional share shall be issued or released in connection with the payment of a Claim against the Escrow and the amount of any such Claim as to which a fractional share would otherwise be disbursed, shall be disregarded by the Escrow Agent.

7.  Retention of Escrow Shares.

            Subject to the provisions of Section 8 of this Agreement, the Escrow Agent shall hold all Escrow Shares deposited with it pending the receipt by the Escrow Agent from time to time of:

      (a) One or more written notices of a Claim against the Escrow in the form specified in Section 16(b) of this Agreement (each a "Notice of Claim");

      (b) One or more written notices of the settlement of a disputed Claim against the Escrow in the form specified in Section 16(c) of this Agreement (each a "Notice of Settlement"); or

      (c) A decision of an arbitration panel directing the release of some or all of the Escrow Shares in accordance with the provisions of
Section 9.9 of the Share Purchase Agreement (an "Order").

8.  Claim Procedure.

      (a) In the event that the Escrow Agent receives a Notice of Claim from Datastream, the Escrow Agent shall notify the Insta Stockholders' Representative of the receipt of such Notice of Claim within five (5) Business Days of such receipt by sending a copy of the Notice of Claim marked to show the date of receipt by the Escrow Agent to the Insta Stockholders' Representative. If the Insta Stockholders wish to dispute the Claim against the Escrow contained in the Notice of Claim, the Insta Stockholders' Representative shall send a notice to the Escrow Agent that the Insta Stockholders dispute the Claim against the Escrow in the form specified in Section 16(d) of this Agreement (a "Notice of Dispute"). Such Notice of Dispute must be received by the Escrow Agent within forty-five (45) days after the receipt by the Escrow Agent of the Notice of Claim.

      (b) If the Escrow Agent receives a Notice of Dispute from the Insta Stockholders' Representative within forty-five (45) days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall not release Escrow Shares subject to such Notice of Claim and Notice of Dispute until the Escrow Agent receives a Notice of Settlement or an Order directing the Escrow Agent to cause the delivery of all or a specified portion of the Escrow Shares to the appropriate party or parties. Upon receipt of such Notice of Settlement or Order, the Escrow Agent shall distribute, as soon as practicable, the number of Escrow Shares specified therein in accordance with the directions contained therein and the provisions of Sections 6, 10 and 11 of this Agreement.

      (c) If the Escrow Agent does not receive a Notice of Dispute from the Insta Stockholders' Representative within forty-five (45) days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall release to Datastream, as soon as practicable, the number of Escrow Shares required to pay the Claim specified in the Notice of Claim at the Fair Market Value (as determined pursuant to Section 6 of this Agreement) in accordance with Section 10 of this Agreement.

      (d)   Notwithstanding  the  receipt  or  existence  of one or more
Notices of Dispute, the Escrow Agent shall release the appropriate number of Escrow Shares required to pay a Claim specified in a Notice of Claim for which no Notice of Dispute has been timely received.

      (e) The Escrow Agent shall release Escrow Shares from the Escrow Shares registered in each Insta Stockholder's name pro rata in accordance with the percentages set forth in the fourth column of
Schedule 2.2 to the Share Purchase Agreement.

9.  Termination and Release of Escrow Shares.

      (a) This Agreement, except for the provisions in Sections 12, 13 and 15 relating to the performance, liability and indemnification of the Escrow Agent and except as set forth in subsection (b) below, shall terminate:

          (1) on October 15, 1999 (the "Initial Termination Date") unless the Escrow Agent shall have received:

            (i) any Notice of Claim for which the forty-five (45) day period for filing a Notice of Dispute shall not have expired (an "Outstanding Notice of Claim"); or

            (ii) any Notice of Claim for which a timely Notice of Dispute shall have been received by the Escrow Agent for which the Escrow Agent shall not have received a Notice of Settlement or an Order (an "Outstanding Notice of Dispute").

          (2) if not terminated on the Initial Termination Date, on April 15, 2000 (the "Subsequent Termination Date"), unless the Escrow Agent shall have received a notice of pending arbitration ("Notice of Pending Arbitration") with respect to the Outstanding Notice of Claim or the Outstanding Notice of Dispute that has been timely filed, and the Escrow Agent shall not have received a Notice of Settlement or an Order with respect to the Notice of Pending Arbitration.

      (b) In the event that on the Initial Termination Date the Escrow Agent shall be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, or on the Subsequent Termination Date the Escrow Agent shall be in possession of a Notice of Pending Arbitration, this Agreement shall remain in effect and the Escrow Agent shall release, as soon as practicable, to the Insta Stockholders the number of Escrow Shares then held by the Escrow Agent in excess of the number of Escrow Shares then subject to any Outstanding Notice of Claim, any Outstanding Notice of Dispute or any Notice of Pending Arbitration, such number to be determined in accordance with Section 6 hereof. This Agreement shall thereafter terminate at the time that the Escrow Agent shall have released all of the Escrow Shares in accordance with the terms of this Agreement.

      (c) If in the event that on the Initial Termination Date the Escrow Agent shall not be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, or on the Subsequent Termination Date the Escrow Agent shall not be in possession of a Notice of Pending Arbitration, the Escrow Agent shall release, as soon as practicable, the number of Escrow Shares then held to the Insta Stockholders.

10.  Manner of Release of Escrow Shares to Datastream.

            Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to Datastream, the Escrow Agent shall present to the Transfer Agent for transfer the following:

      (a)   Stock certificates representing the Escrow Shares;

      (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant to Section 3 of this Agreement;

      (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, together with evidence of the authority of the officer acting on behalf of the Escrow Agent; and

      (d)   Written instructions to the Transfer Agent to:

            (i) reissue a stock certificate registered in the name of Datastream and representing the number of Escrow Shares to be released to Datastream and deliver the same to Datastream; and

            (ii) reissue stock certificates, registered in the names of each of the Insta Stockholders representing the balance of such Insta Stockholder's Escrow Shares and deliver the same to the Escrow Agent.

11.  Manner of Release of the Escrow Shares to the Insta Stockholders.

            Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to the Insta
Stockholders, the Escrow Agent shall present to the Transfer Agent for the transfer the following:

      (a)   Stock certificates representing the Escrow Shares;

      (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant to Section 3 of this Agreement;

      (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, with evidence of the authority of the officer acting on behalf of the Escrow Agent; and

      (d)   Written instructions to the Transfer Agent to:

            (i) reissue stock certificates registered in the names of each of the Insta Stockholders representing the number of Escrow Shares to be released to each Insta Stockholder in accordance with the percentages set forth in Schedule 2.2 to the Share Purchase Agreement;

            (ii) reissue stock certificates registered in the names of each of the Insta Stockholders representing the balance of such Insta Stockholder's Escrow Shares; and

            (iii) deliver the stock certificates representing the Escrow Shares to be released to the Insta Stockholders to the Insta Stockholder's Representative and deliver the stock certificates representing the balance of each of the Insta Stockholder's Escrow Shares to the Escrow Agent.

12.  Agreement of Escrow Agent.

            The Escrow Agent hereby acknowledges receipt of the Escrow Shares and the Powers of Attorney, and agrees hold the same in Escrow in accordance with the terms of this Agreement and not to permit any withdrawal thereof except under the terms of this
Agreement.   The  Escrow  Agent  shall  be  responsible  only  for  the safekeeping of the Escrow Shares and the distribution or delivery thereof in accordance with the terms of this Agreement. The Escrow Agent shall not be responsible for the authenticity or accuracy of any documents or stock certificates, or the sufficiency of the Escrow Shares and the Powers of Attorney to make the distributions required herein.

13.  Performance by Escrow Agent.

            The parties to this Agreement agree as follows:

      (a) In performing any of its duties under this Agreement, or upon the claimed failure to perform its duties hereunder, the Escrow Agent shall not be liable to any party for any damages, losses or expenses which may be incurred as a result of the Escrow Agent so acting or failing to act, except the failure by the Escrow Agent to give notice to the Insta Stockholders' Representative of receipt by the Escrow Agent of a Notice of Claim.

      (b) The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Share Purchase Agreement or any other agreement by and among Datastream, Insta and the Insta Stockholders.

      (c) The Escrow Agent shall not be responsible or liable in any manner whatsoever for the performance of or by Datastream, DSTM-GMBH Insta and the Insta Stockholders of their respective obligations under this Agreement, nor shall the Escrow Agent be responsible or liable in any manner whatsoever for the failure of any third party to honor any of the provisions of this Agreement.

      (d) The parties hereto represent to the Escrow Agent that they are authorized to enter into the Escrow Agreement by their duly authorized representatives and that the Escrow Agent is entitled to rely on this representation without the need to confirm the authority of the representatives.

      (e) The duties and obligations of the Escrow Agent shall be limited to and determined solely by the express provisions of this Agreement and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including any agreements or documents which may be related to, referred to in, or deposited with the Escrow Agent in connection with this Agreement.

      (f) The Escrow Agent shall be entitled to rely upon and shall be protected in acting in reliance upon any notice submitted to it in connection with its duties under this Escrow Agreement in the appropriate form as set forth in Section 16 of this Agreement, which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties.

      (g) The Escrow Agent shall be entitled to consult with counsel of its own selection and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent in respect of any action taken or omitted by the Escrow Agent hereunder in good faith, and in accordance with the opinion of such counsel.

      (h) The Escrow Agent shall have the right to resign at any time and for any reason, and shall be discharged of its duties as Escrow Agent hereunder by giving written notice of its resignation to the parties hereto at least twenty (20) Business Days prior to the date specified for such resignation to take effect. All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to deliver the Escrow Shares to a successor escrow agent to be appointed by either the parties hereto or the Munich Chamber of Commerce, Munich, Germany, together with the Powers of Attorney previously delivered to the Escrow Agent pursuant to Section 3 hereof, whereupon such successor escrow agent shall assume all of the rights and obligations of, and be deemed to be for all purposes, the Escrow Agent hereunder.

14.  Fees of Escrow Agent.

            For its services hereunder (which shall include receipt and return or release of the Escrow Shares in the manner contemplated herein), the Escrow Agent shall receive such compensation in accordance with his normal fee schedule. Datastream, on the one hand, and the Insta Stockholders (jointly and not severally), on the other hand, shall be equally responsible for such compensation.

15.  Indemnification.

      (a) Each of Datastream, on the one hand, and the Insta Stockholders, on the other hand, agree to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses (including reasonable attorneys fees and expenses) that may arise out of or in connection with the Escrow Agent's good faith acceptance of or good faith performance of its duties and obligations under this Agreement.

      (b) The Escrow Agent shall be under no duty to institute any suit or to take any remedial procedures under this Agreement or to enter any appearance or in any way defend any suit in which it is made a defendant hereunder until it shall be indemnified as provided above.

      (c) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or receive instructions with respect to the Escrow Shares which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this Escrow Agreement (except for the safekeeping of the Escrow Shares) until the resolution of such uncertainty or conflicting instructions to the Escrow Agent's sole satisfaction by final judgment or a court of competent jurisdiction, joint written instructions from all of the other parties hereto, or otherwise.

      (d) In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this Agreement or the Escrow Shares, the Escrow Agent shall not be required to determine the proper disposition of such controversy or the proper disposition of the Escrow Shares and shall have the absolute right, in its sole discretion, to hold the Escrow Shares subject to such dispute until it receives an Order directing the release of some or all of the Escrow Shares.

16.  Instructions and Notices.

      (a) In executing and performing its duties hereunder, the Escrow Agent shall be entitled to rely upon instructions of Datastream and the Insta Stockholders' Representative. Any instructions or orders given to the Escrow Agent pursuant to this Agreement shall be irrevocable. Any notice, payment, demand, instruction or communication required or permitted to be given by this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes on the date on which the same was sent if transmitted via confirmed facsimile with a copy thereof sent by reputable, guaranteed delivery service, shipping charges prepaid, to the appropriate party at the facsimile number and address stated below:

If to Datastream:       Datastream Systems, Inc.
                        50 Datastream Plaza
                        Greenville, South Carolina 29067
                        Attn:  Larry G. Blackwell, Ph.D., P.E.
                        Facsimile:  (864) 422-5000

with a copy to:         Hunton & Williams
                        600 Peachtree Street, NE
                        Suite 4100
                        Atlanta, Georgia 30308
                        Attn: J. Stephen Hufford, Esq.
                        Facsimile: (404) 888-4244

and to:                 Oppenhoff & Radler
                        Prinzregentenplatz 10
                        81675 Munchen
                        Germany
                        Attn:  Dr. Tina-Fiona Muller
                        Facsimile:  (089) 41808-100

If to the Insta Stockholders':       INSTA-Instandhaltung Technischer
                        Anlagen GmbH
                        Scherbaumstrasse 33
                        81737 Munchen
                        Germany
                        Attn:  Herr Michael Hartmann

with a copy to:         Wessing & Berenberg Gossler
                        Isartorplatz 8
                        80331 Munchen
                        Germany
                        Attn:  Dr. Cornelius Weitbrecht
                        Facsimile:  (089) 21 03 83 00

If to the Escrow Agent: Dr. Dieter Mayer
                        Pacellistrasse 14
                        D-80333 Munchen
                        Germany


      Any party hereto may change its address for purposes of notice by giving notice of such change to the other parties hereto in the manner specified herein.

      (b) A Notice of Claim shall specify the amount of the Claim against the Escrow, expressed in Deutsche Marks, the number of Escrow Shares required to pay the Claim determined in accordance with Section 6 of this Agreement (based on the Fair Market Value as of the date of the Notice of Claim, but subject to variance based on market fluctuation prior to the payment of the Claim), and a statement describing the nature and grounds of the Claim, specifying the section of the Share Purchase Agreement to which such Claim pertains (if applicable), setting forth the aggregate amount of all Claims for which Datastream is seeking or has sought indemnification from the Insta Stockholders and demonstrating the amount of such Claim that may be paid from the Escrow in accordance with the provisions of Section 7.5 of the Share Purchase Agreement. Any Notice of Claim shall be prepared, executed and delivered to the Escrow Agent by Datastream.

      (c) A Notice of Settlement shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount, in Deutsche Marks, of the Claim against the Escrow, and shall specify the Notice of Dispute to which it relates by indicating the date of such Notice of Dispute. The Notice of Settlement shall contain a brief description of the resolution of the claim and dispute and shall include instructions to the Escrow Agent specifying the number of Escrow Shares to be released and to which party the shares are to be released. Each Notice of Settlement must be signed by both an authorized officer of Datastream and the Insta Stockholders' Representative acting on behalf of the Insta Stockholders.

      (d) A Notice of Dispute shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount, in Deutsche Marks, of the Claim against the Escrow, and shall also indicate in reasonable detail the basis for the dispute of the Notice of Claim. The Notice of Dispute shall be executed on behalf of the Insta Stockholders by the Insta Stockholders' Representative and delivered to the Escrow Agent.

      (e) Copies of all the notices described in the above subsections of this Section 16 shall also be sent to each of the persons listed in Section 16(a) at the respective addresses listed therein.

      (f) As noted in Section 7.9(b) of the Share Purchase Agreement, the parties to this Agreement understand and agree that the Escrow is not the exclusive source for indemnification pursuant to the Share Purchase Agreement and that such Escrow in no way limits the amount of Claims that may be made pursuant to the Share Purchase Agreement.


17.  Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of The Federal Republic of Germany. Notwithstanding the foregoing, Datastream and each of the Insta Stockholders agree, and the Escrow Agent acknowledges, that all disputes between the parties hereto arising under or in connection with this Agreement, to the extent such disputes relate to a Claim or Liability arising under the Stock Purchase Agreement, shall be resolved in accordance with the provisions of Section 9.9 of the Share Purchase Agreement.

18.  Modification.

            No modification or amendment to this Agreement shall be valid unless it is in writing and signed by all of the parties hereto.

19.  Headings.

            The headings in this Agreement are in tended to be for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

20.  Severability.

            Each provision of this Agreement is intended to be severable. If any section or provision is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or enforcement of the remainder of this Agreement.

21.  Sole Agreement.

            This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof, which is the escrow arrangements pertaining to the Share Purchase Agreement.

22.  Counterparts.

            This Agreement and any amendment hereto may be executed by the parties in two or more counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed as and shall constitute one and the same agreement.

              [Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and sealed as of the date first written above.
DATASTREAM:                   DATASTREAM SYSTEMS, INC.

                                    By:     /s/ Fiona Muller
                                            ----------------
                                    Title:  Representative by
                                               Power-of-attorney





DSTM-GMBH:                          YVETTE 97 VERMOGENSVERWALTUNGS GMBH

                                    By:     /s/ Thibault de Clisson
                                            -----------------------
                                    Title:  Managing Director





ESCROW AGENT:                       /s/ Dr. Dieter Mayer
                                    --------------------
                                    Dr. Dieter Mayer





                [Signatures continue on following page.]

INSTA STOCKHOLDERS:                 /s/ Thomas Nass
                                    ---------------
                                    Thomas Nass



                                    /s/ R. Bergerhoff
                                    -----------------
                                    Ralf Bergerhoff



                                    /s/ Michael Hartmann
                                    --------------------
                                    Michael Hartmann








Accepted by:
INSTA STOCKHOLDERS'
REPRESENTATIVE:                     /s/ Michael Hartmann
                                    --------------------
                                    Michael Hartmann